UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NexGel, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NexGel, Inc.

2150 Cabot Boulevard West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

June 9, 2026

Dear Stockholders:

On behalf of the Board of Directors and management of NexGel, Inc., a Delaware corporation (the “Company”), it is our pleasure to invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company. The Annual Meeting will be held on July 10, 2026, at 10:00 a.m. Eastern Time, at the Company’s corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047.

At the Annual Meeting, you will be asked to consider and act on seven proposals: (1) the election of seven directors; (2) the approval, for purposes of Nasdaq Listing Rule 5635(d), of the potential issuance of more than 19.99% of our outstanding common stock upon conversion of the unsecured convertible promissory notes and exercise of the warrants issued in our April 2026 and May 2026 private placement transactions; (3) the reincorporation of the Company from the State of Delaware to the State of Nevada by means of a plan of conversion, including approval of new Articles of Incorporation (which will provide for 100,000,000 authorized shares of common stock and authorize a discretionary reverse stock split as described in the Proxy Statement) and Bylaws under Nevada law; (4) as a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 100,000,000, with the Board of Directors having the discretion to file such amendment at any time within one year following stockholder approval; (5) as a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-10, to be effected at the discretion of the Board of Directors within one year following stockholder approval; (6) an advisory vote on the compensation of our named executive officers; and (7) the ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2026. The increase in authorized common stock and the discretionary reverse stock split contemplated by Proposals 4 and 5 are also bundled into the Nevada Articles of Incorporation that stockholders are being asked to approve as part of Proposal 3; if Proposal 3 is approved and the reincorporation is completed, those provisions will take effect as integral terms of the new Nevada Articles of Incorporation regardless of how stockholders vote on Proposal 4 or Proposal 5. Proposal 4 and Proposal 5 are presented as separate proposals so that the Company can implement these changes under Delaware law if Proposal 3 is not approved.

We are providing a full set of proxy materials — including this Proxy Statement, the proxy card and our Annual Report for the fiscal year ended December 31, 2025 — to all stockholders of record entitled to vote at the Annual Meeting. We are mailing the proxy materials beginning on or about June 9, 2026. Stockholders who hold their shares in “street name” through a broker, bank or other nominee will receive the proxy materials (or instructions for accessing them electronically) from that broker, bank or other nominee, in accordance with such intermediary’s usual practice. Stockholders may also consent to receive future proxy materials by email, as described under “Delivery of Proxy Materials” in the accompanying Proxy Statement.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a legal proxy from your nominee in order to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

Thank you for your support of, and continued interest in, NexGel, Inc.

Sincerely,

/s/ Steven Glassman
Steven Glassman
Chairperson of the Board of Directors

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 10, 2026

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2025 Annual Report on Form 10-K are available, free of charge, at the following website:

www.proxyvote.com.

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NexGel, Inc.

2150 Cabot Boulevard West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 10, 2026

To the Stockholders of NexGel, Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of NexGel, Inc., a Delaware corporation (the “Company”), will be held on July 10, 2026, at 10:00 a.m. Eastern Time, at our corporate headquarters located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047. We will consider and act on the following items of business at the Annual Meeting:

1.	Election of seven directors to serve on our Board of Directors until our 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified (“Proposal 1”);
2.	Approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock representing more than 19.99% of our outstanding shares of common stock upon conversion of the unsecured convertible promissory notes (including the convertible promissory note issued to Celularity Inc.) and exercise of the warrants issued in our April 2026 and May 2026 private placement transactions, including any shares issuable as a result of the anti-dilution adjustments, conversion price reset features and interest payable in shares contained in such notes (“Proposal 2”);
3.	Approval of the reincorporation of the Company from the State of Delaware to the State of Nevada, by means of a plan of conversion pursuant to Section 266 of the Delaware General Corporation Law and Chapter 92A of the Nevada Revised Statutes, including approval of the Plan of Conversion, the Articles of Incorporation of NexGel, Inc., a Nevada corporation, and the Bylaws of NexGel, Inc., a Nevada corporation, in substantially the forms attached to the accompanying Proxy Statement as Annex A, Annex B and Annex C, respectively (“Proposal 3”);
4.	As a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation, in substantially the form attached to the accompanying Proxy Statement as Annex D, to increase the number of authorized shares of our common stock from 25,000,000 to 100,000,000, with the Board of Directors having the discretion to file such amendment at any time within one year following stockholder approval (“Proposal 4”). The increase in authorized common stock is also bundled into the new Nevada Articles of Incorporation to be approved as part of Proposal 3, and, if Proposal 3 is approved and the reincorporation is completed, will take effect as a term of the Nevada Articles of Incorporation regardless of how stockholders vote on this Proposal 4;
5.	As a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation, in substantially the form attached to the accompanying Proxy Statement as Annex E, to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-10, with the exact ratio to be determined by the Board of Directors in its sole discretion at any time within one year following stockholder approval (“Proposal 5”). The discretionary reverse stock split authority is also bundled into the new Nevada Articles of Incorporation to be approved as part of Proposal 3, and, if Proposal 3 is approved and the reincorporation is completed, will be conferred on the Board of Directors under the Nevada Articles of Incorporation regardless of how stockholders vote on this Proposal 5;
6.	Advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this notice (“Proposal 6”);
7.	Ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (“Proposal 7”); and
8.	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

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Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of each of the nominees as directors (Proposal 1); “FOR” Proposals 2, 3, 4, 5, 6 and 7.

Important Note Regarding Proposal 3, Proposal 4 and Proposal 5: Approval of Proposal 3 (the reincorporation from Delaware to Nevada) includes approval of the new Nevada Articles of Incorporation as drafted, which provide for 100,000,000 authorized shares of common stock and a discretionary reverse stock split. As a result, if Proposal 3 is approved by stockholders and the reincorporation is completed, those provisions of the Nevada Articles of Incorporation will take effect at the effective time of the reincorporation, regardless of the outcomes of the votes on Proposal 4 and Proposal 5. Proposal 4 (the increase in authorized common stock) and Proposal 5 (the discretionary reverse stock split) are presented on the ballot as Delaware-law fallbacks so that the Company will be able to implement these changes under Delaware law if Proposal 3 is not approved. Stockholders are urged to carefully review the Proxy Statement for additional information regarding the relationship between these proposals.

The Board of Directors has fixed the close of business on June 3, 2026, as the record date (the “Record Date”) for the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to and during the Annual Meeting.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided, or vote via the Internet or by telephone in accordance with the instructions on the enclosed proxy card. If you attend the Annual Meeting, you may revoke your proxy and vote your shares in person.

By Order of the Board of Directors,

/s/ Steven Glassman

Steven Glassman

Chairperson of the Board of Directors

Langhorne, Pennsylvania

June 9, 2026

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NexGel, Inc.

2150 Cabot Boulevard West, Suite B

Langhorne, Pennsylvania 19047

(215) 702-8550

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 10, 2026

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “NexGel” refer to NexGel, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share, each of whom is entitled to vote at the 2026 Annual Meeting of Stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of NexGel, Inc. to be voted at the Annual Meeting to be held on July 10, 2026, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated June 9, 2026 and are expected to be first sent or given to stockholders on or about June 9, 2026.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 10, 2026

This Proxy Statement, the form of proxy card and the Company’s 2025 Annual Report are also available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

We are providing a full set of proxy materials — including this Proxy Statement, the proxy card and the 2025 Annual Report — by mail to all stockholders of record entitled to vote at the Annual Meeting. We began mailing the proxy materials on or about June 9, 2026. Stockholders who hold their shares in “street name” through a broker, bank or other nominee will receive the proxy materials (or instructions for accessing them electronically) from that broker, bank or other nominee, in accordance with such intermediary’s usual practice. Stockholders may consent to receive future proxy materials by email; see “How may I consent to receive future proxy materials electronically?” below.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

How are proxy materials being delivered to stockholders?

We are providing a full set of proxy materials — including this Proxy Statement, the proxy card and our Annual Report for the fiscal year ended December 31, 2025 — to all stockholders of record entitled to vote at the Annual Meeting. The proxy materials are being mailed on or about June 9, 2026. Stockholders who hold their shares in “street name” through a broker, bank or other nominee will receive the proxy materials, or instructions for accessing them electronically, from that broker, bank or other nominee, in accordance with such intermediary’s usual practice. This Proxy Statement, the proxy card and the 2025 Annual Report are also available, free of charge, on the Internet at www.proxyvote.com.

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How may I consent to receive future proxy materials electronically?

Stockholders of record may elect to receive future proxy statements, annual reports and other proxy materials electronically by email. To consent to electronic delivery, stockholders of record may register at www.proxyvote.com and follow the instructions for electronic delivery. After consenting, the stockholder will receive proxy materials by email and may revoke that consent at any time using the same website. Beneficial owners who hold their shares in “street name” through a broker, bank or other nominee should contact that broker, bank or other nominee for information regarding electronic delivery preferences and consent procedures applicable to their accounts. Electronic delivery helps the Company reduce printing and mailing costs and reduce the environmental impact of the Company’s annual meetings.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following:

●	Proposal 1: election of seven directors to serve on our Board to serve until our 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified;
●	Proposal 2: approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock representing more than 19.99% of our outstanding shares of common stock upon conversion of the unsecured convertible promissory notes and exercise of the warrants issued in our April 2026 and May 2026 private placement transactions, including any shares issuable as a result of the anti-dilution adjustments, conversion price reset features and interest payable in shares contained in such notes;
●	Proposal 3: approval of the reincorporation of the Company from the State of Delaware to the State of Nevada, by means of a plan of conversion, including approval of the Plan of Conversion, the Articles of Incorporation of NexGel, Inc., a Nevada corporation, and the Bylaws of NexGel, Inc., a Nevada corporation;
●	Proposal 4: as a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 100,000,000, with the Board of Directors having the discretion to file such amendment at any time within one year following stockholder approval;
●	Proposal 5: as a Delaware-law fallback in the event Proposal 3 is not approved, approval of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split of our common stock at a ratio in the range of 1-for-2 to 1-for-10, with the exact ratio to be determined by the Board in its sole discretion at any time within one year following stockholder approval;
●	Proposal 6: advisory vote to approve the compensation of the Company’s named executive officers as disclosed in this Proxy Statement;
●	Proposal 7: ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
●	such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including more than one proxy card or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on June 3, 2026 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 9,225,242 shares of common stock were issued and outstanding.

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Who is entitled to vote at the Annual Meeting?

Our common stock is the only class of security entitled to vote at our Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present in person or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Co., the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The proxy materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The proxy materials have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Brokers who hold stock on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. If you do not provide voting instructions to your broker regarding a non-routine proposal, your broker will not be permitted to exercise discretionary voting authority to vote your shares on that proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 (election of directors), Proposal 2 (Nasdaq 20% issuance approval), Proposal 3 (reincorporation), Proposal 4 (authorized share increase), Proposal 5 (reverse stock split) or Proposal 6 (advisory vote on executive compensation). Your broker does have discretionary authority to vote your shares with respect to Proposal 7 (ratification of auditors).

How do I vote my shares?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you may choose one of the following methods to vote your shares:

●	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on your proxy card, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on July 9, 2026.
●	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on your proxy card, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on July 9, 2026.
●	Via mail: complete and sign the enclosed proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

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The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Adam Levy and Ian Blackman to serve as the proxies for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

How do I vote my shares if they are held in street name?

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you partially complete the voting instruction but fail to complete one or more of the voting instructions, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy.

If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by a representative of Broadridge Financial Solutions, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

What are my voting choices for each of the proposals to be voted on at the Annual Meeting?

In the election of the nominees as directors (Proposal 1), stockholders may vote for the director nominees or may withhold their votes as to one or more director nominees. With respect to Proposals 2, 3, 4, 5, 6 and 7, stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

The Board’s recommendation is set forth together with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:

Proposal 1—FOR the election of each of the nominees as directors.

Proposal 2—FOR the approval, for purposes of Nasdaq Listing Rule 5635(d), of the issuance of shares of our common stock representing more than 19.99% of our outstanding shares of common stock upon conversion of the unsecured convertible promissory notes and exercise of the warrants issued in our April 2026 and May 2026 private placement transactions.

Proposal 3—FOR the approval of the reincorporation of the Company from the State of Delaware to the State of Nevada.

Proposal 4—FOR the approval, as a Delaware-law fallback in the event Proposal 3 is not approved, of an amendment to the Company’s existing Certificate of Incorporation to increase the number of authorized shares of our common stock from 25,000,000 to 100,000,000.

Proposal 5—FOR the approval, as a Delaware-law fallback in the event Proposal 3 is not approved, of an amendment to the Company’s existing Certificate of Incorporation to effect a discretionary reverse stock split.

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Proposal 6—FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers.

Proposal 7—FOR the ratification of the appointment of Turner, Stone & Company, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in accordance with the Board’s recommendations set forth above.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares. See “What is a broker non-vote?” above.

Can I change my vote after I have submitted my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting by:

●	submitting a properly completed and executed proxy card with a later date that is received before the Annual Meeting;
●	voting again via the Internet or by telephone (only your latest proxy submitted will be counted);
●	attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not, by itself, revoke a proxy); or
●	giving written notice of revocation to the Company addressed to Ian Blackman, Chief Financial Officer, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on July 9, 2026.

If your shares are held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee, or you may attend the Annual Meeting and vote in person if you obtain a nominee-issued proxy.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the seven director nominees who receive the most votes will be elected.

Assuming the presence of a quorum, approval of Proposals 2, 6 and 7 will require the affirmative vote of a majority of the votes cast at the Annual Meeting for or against each such proposal.

Assuming the presence of a quorum, approval of Proposal 3 (the reincorporation from Delaware to Nevada) requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, as required by Section 266 of the Delaware General Corporation Law.

Assuming the presence of a quorum, approval of Proposal 4 (the increase in authorized common stock) requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

Assuming the presence of a quorum, approval of Proposal 5 (the discretionary reverse stock split) requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

The vote on executive compensation (Proposal 6) is a non-binding advisory vote.

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What effects do abstentions and broker non-votes have on the proposals?

Abstentions and broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.

Abstentions. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1). With respect to Proposals 2, 6 and 7, abstentions will have no effect because such proposals require the affirmative vote of a majority of the votes cast at the Annual Meeting. With respect to Proposals 3, 4 and 5, abstentions will have the same effect as a vote “AGAINST” because such proposals require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting.

Broker Non-Votes. Broker non-votes will have no effect upon the election of the nominees as directors (Proposal 1), the approval of the Nasdaq 20% issuance (Proposal 2) or the advisory vote on executive compensation (Proposal 6). With respect to Proposals 3, 4 and 5, however, because such proposals require the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, broker non-votes will have the same effect as a vote “AGAINST” such proposals. With respect to the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 7), broker non-votes are not expected because such proposal is considered a routine matter and therefore a broker holding shares for a beneficial owner will have discretionary authority to vote those shares for such proposal in the absence of voting instructions from the beneficial owner.

How does my vote on Proposal 4 or Proposal 5 affect whether the authorized share increase or the discretionary reverse stock split takes effect?

Stockholders should be aware that voting “AGAINST” Proposal 4 or Proposal 5 will not, by itself, prevent the increase in authorized common stock or the discretionary reverse stock split authority from taking effect if Proposal 3 (the Reincorporation) is approved by stockholders. The Nevada Articles attached as Annex B to this Proxy Statement contain, as integral terms of the Nevada charter, both (i) an authorized capitalization of 100,000,000 shares of common stock and (ii) authorization for the Board to effect a reverse stock split at a ratio in the range of 1-for-2 to 1-for-10 within one (1) year following stockholder approval. If Proposal 3 is approved by stockholders and the Reincorporation is completed, those provisions of the Nevada Articles will take effect at the Effective Time as integral terms of the new Nevada charter, regardless of how stockholders vote on Proposal 4 and Proposal 5.

Proposal 4 and Proposal 5 are presented as separate proposals on the ballot only to provide a Delaware-law fallback so that, in the event Proposal 3 is not approved by stockholders, the Company will be able to implement the same changes (i) under Proposal 4, through an amendment to the Company’s existing Certificate of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 100,000,000, and (ii) under Proposal 5, through an amendment to the Company’s existing Certificate of Incorporation effecting a reverse stock split. If Proposal 3 is approved, the votes on Proposal 4 and Proposal 5 will have no further legal effect.

Accordingly, stockholders who oppose the increase in authorized common stock or the discretionary reverse stock split authority should consider voting “AGAINST” Proposal 3 as well as voting “AGAINST” Proposal 4 and Proposal 5, as voting against Proposal 4 or Proposal 5 alone will not prevent those provisions from taking effect under the Nevada Articles if Proposal 3 is approved.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any statutory dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to any of the matters to be voted on at the Annual Meeting, including Proposal 3 (the reincorporation of the Company from Delaware to Nevada by means of a plan of conversion under Section 266 of the Delaware General Corporation Law).

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What are the costs of soliciting these proxies and who will pay them?

The Company will pay all of the costs of soliciting these proxies. Our directors, officers and employees may solicit proxies in person or by telephone, mail, facsimile or other means of communication. We will not pay our directors, officers and employees any additional compensation for their solicitation efforts, but we will reimburse them for their out-of-pocket expenses. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses incurred in forwarding our soliciting materials to the beneficial owners of our common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results of the Annual Meeting?

We will announce preliminary general voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting.

What is householding?

As permitted by the rules of the SEC, only one copy of this Proxy Statement and the 2025 Annual Report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies. This practice is known as “householding” and is designed to reduce duplicate mailings and save printing and postage costs. The Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement and the 2025 Annual Report to a stockholder at a shared address to which a single copy of either document was delivered. For copies, or to notify the Company that you do not wish to participate in householding, please contact our Corporate Secretary at the Company’s offices located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 or by telephone at (215) 702-8550.

Whom should I contact if I have questions?

If you have any questions about this Proxy Statement, the Annual Meeting or your ownership of our common stock, please contact our Corporate Secretary at the Company’s offices located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 or by telephone at (215) 702-8550.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Company Nominees”):

Name	Age	Position
Adam Levy	63	Chief Executive Officer, President and Director
Steven Glassman	61	Chairperson of the Board of Directors
Steven A. Ciardiello	55	Director
Scott R. Henry	55	Director
Dr. Jerome B. Zeldis, M.D., Ph.D.	76	Director
Brian J. Kieser	59	Director
Kevin M. Harris	51	Director

If elected, the foregoing nominees will serve until our 2027 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified. Our Board believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Our Board has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected. If, however, a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our present Board to fill the vacancy.

Below is biographical information for each of our director nominees. The biographies of each of the nominees contain information regarding the person’s service as a director, business experience, public company director positions currently held or held during the past five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused our Nominating and Corporate Governance Committee and our Board to determine that the person should serve as a director of the Company. Information about the principal occupations of our executive officers who are not also directors is set forth below under the heading “Executive Officers.”

Director Biographies

Adam Levy, Chief Executive Officer, President and Director.

Mr. Levy has served as our Chief Executive Officer and President since September 10, 2019 and was our Chief Financial Officer from December 31, 2019 until June 1, 2021. Mr. Levy has also served on our Board since September 9, 2021. Mr. Levy was an investment banker associated with Cova Capital for six years prior to joining NexGel and has significant capital markets experience. Prior to that, he was the president and CEO of Warlock Records Inc. and its related companies from its inception in 1985. While at Warlock, he led the successful turn-around of several financially distressed music companies as part of a roll-up strategy. Mr. Levy has expertise in consumer products, marketing, television/radio advertising and direct-to-consumer sales, which makes him well-qualified to be a member of the Company’s Board.

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Steven Glassman, Chairperson of the Board of Directors.

Mr. Glassman has served on our Board since March 8, 2021 and serves as Chairperson of the Board. He is currently the senior business advisor for Nephila Advisors, LLC, a Nashville, TN based hedge fund focused on catastrophic reinsurance and weather risk transfer markets in connection with the capital markets. From January 2018 to the present, Mr. Glassman has focused on Global Business Initiatives at Nephila. From 2010 to 2017, Mr. Glassman served as the Chief Management Officer of Nephila Capital Ltd. Prior to joining Nephila, Mr. Glassman worked at Merrill Lynch in New York in their real estate principal investment group from 1986 to 2009. Mr. Glassman holds a Bachelor of Arts in Economics from Vanderbilt University. Mr. Glassman brings to the Board more than 30 years of business-related experience, with expertise in finance, auditing and accounting, which makes him a well-qualified candidate to be a director of the Company.

Steven A. Ciardiello, Director.

Mr. Ciardiello has served on our Board since July 31, 2025. Mr. Ciardiello is a Certified Public Accountant who currently serves as the Chief Accounting Officer of Shutterstock, Inc. (NYSE: SSTK), a leading global creative platform offering high-quality creative content for transformative brands, where he has served since 2016 and leads a global finance team responsible for SEC reporting, tax, internal audit, and general accounting. Since joining Shutterstock, Mr. Ciardiello has led numerous financial transformation initiatives, improved reporting efficiency, and led efforts to streamline enterprise resource planning and financial operations. Prior to Shutterstock, Mr. Ciardiello held several finance leadership positions, overseeing the redesign of the financial close process and implementation of a global ERP system, and has over 15 years of Big Four public accounting experience. Mr. Ciardiello brings to the Board more than 25 years of senior financial leadership experience in publicly traded companies, with expertise in SEC reporting, internal audit, financial transformation and corporate governance, which makes him a well-qualified candidate to be a director of the Company.

Scott R. Henry, Director.

Mr. Henry has served on our Board since January 16, 2023. Mr. Henry, CFA, is a Managing Director, Senior Research Analyst at Alliance Global Partners with 25+ years of sell-side coverage in the pharmaceutical, biotechnology and medical device sectors. He has previously held positions with firms including ROTH Capital Partners, Oppenheimer, Thomas Weisel Partners, ABN AMRO and Leerink Swann & Co. Mr. Henry has received numerous awards, including rankings in the Wall Street Journal “Best on the Street” stock picking survey, Forbes/Zacks Investment Research “Best Analysts” for the drugs category and Forbes.com/StarMine rankings for earnings estimate accuracy. His investment views have been cited in the Wall Street Journal and the New York Times, and he has made frequent appearances on CNBC, CBS MarketWatch and Bloomberg. Mr. Henry attended the University of Rhode Island and received an M.B.A. with distinction from Cornell University. Mr. Henry brings to the Board more than 25 years of business-related experience, with expertise in finance and the capital markets, which makes him a well-qualified candidate to be a director of the Company.

Dr. Jerome B. Zeldis, M.D., Ph.D., Director.

Dr. Zeldis has served on our Board since April 1, 2020. From January 2021 to March 2023, he was Executive Vice President for Research and Development at NexImmune (NASDAQ: NEXI). From April 2020 to October 2021, Dr. Zeldis was executive chair of ViralClear Pharmaceuticals, Inc., a partially owned subsidiary of BioSig Technologies, Inc. (NASDAQ: BSGM) on which he served on the Board of Directors from May 2019 to October 2021. Dr. Zeldis was at Celgene Corporation (NASDAQ: CELG) from February 1997 to June 2016 where he was Chief Medical Officer and had a variety of other responsibilities. From 2016 to March 2019, Dr. Zeldis served as Chief Medical Officer and President of Clinical Research with responsibility for Drug Safety, Quality, and Regulatory at Sorrento Therapeutics, Inc. Since June 2011, Dr. Zeldis has been a director of Soligenix, Inc. and PTC Therapeutics, Inc. He attended Brown University for an AB, MS, followed by Yale University for an MPhil, MD, and PhD in Molecular Biophysics and Biochemistry. Dr. Zeldis trained in Internal Medicine at the UCLA Center for the Health Sciences and in Gastroenterology at the Massachusetts General Hospital and Harvard Medical School. He was Assistant Professor of Medicine at the Harvard Medical School, Associate Professor of Medicine at University of California, Davis, Clinical Associate Professor of Medicine at Cornell Medical School and Professor of Clinical Medicine at the Robert Wood Johnson Medical School in New Brunswick, New Jersey. Dr. Zeldis brings to the Board more than 40 years of business-related experience, with expertise in the biotech and medical devices fields, which makes him a well-qualified candidate to be a director of the Company.

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Brian J. Kieser, Director.

Mr. Kieser has served on our Board since May 6, 2026. Mr. Kieser is the Founder and Chief Executive Officer of Fountainhead Biomedical Holdings (“Fountainhead”), a San Antonio-based venture platform designed to create, scale, and commercialize next-generation medical technologies. Through Fountainhead, Mr. Kieser has assembled a vertically integrated ecosystem of companies focused on orthopedic medical devices, regenerative biologics, and advanced biomedical manufacturing, including Nvision Biomedical Technologies, Sequence LifeScience, Inc. (“Sequence”), and Lockhill Advanced Manufacturing Technologies. Mr. Kieser also serves as the Chief Executive Officer of Sequence. Prior to founding Fountainhead, Mr. Kieser held several financial and accounting leadership roles in industries including wholesale distribution, military government contracting, and healthcare. Mr. Kieser holds 14 issued patents covering structural encoding technologies and methods used to uniquely identify implanted medical devices. Mr. Kieser earned his BBA in Accounting from the University of Texas at El Paso and is a Certified Public Accountant licensed to practice in Texas. Mr. Kieser brings to the Board significant experience in regenerative biologics, medical device commercialization, financial leadership and corporate strategy, which makes him a well-qualified candidate to be a director of the Company.

Kevin M. Harris, Director.

Mr. Harris has served on our Board since May 6, 2026. Mr. Harris is the Chief Operating Officer of Fountainhead, the parent company of Sequence, NVISION Biomedical Technologies, Inc., and Cadaver Lab SA, LLC. He also serves as the Chief Operating Officer of Sequence. Mr. Harris brings more than 25 years of experience spanning asset management, capital markets, and private enterprise leadership, having overseen more than $2 billion in assets for ultra-high-net-worth families and complex organizations. Prior to joining Fountainhead, Mr. Harris served as Partner and Chief Investment Officer of O’Reilly Development Company, LLC, where he led investment strategy for the O’Reilly Family Office and oversaw asset management and capital structuring efforts for a diversified commercial real estate portfolio valued at more than $500 million. Earlier, Mr. Harris was President and Chief Investment Officer of Texas Partners Bank’s Wealth Management Group. Mr. Harris was also a co-founder of one of the 50 largest independent Registered Investment Advisory firms in the United States. Earlier in his career, he spent nearly a decade as Chief Investment Officer of the Wealth Management Division at Frost Bank. Mr. Harris is a Chartered Financial Analyst and earned a bachelor’s degree in accounting from The University of Texas at San Antonio. Mr. Harris brings to the Board significant experience in capital markets, asset management and enterprise leadership, which makes him a well-qualified candidate to be a director of the Company.

Executive Officers

In addition to Mr. Levy, who serves as our Chief Executive Officer, President and Director, the following individual serves as an executive officer of the Company who is not also a director:

Ian Blackman, Chief Financial Officer.

Mr. Blackman, age 58, has served as our Chief Financial Officer since April 27, 2026. Mr. Blackman is a Certified Public Accountant with over 30 years of global financial leadership experience across private equity-backed and publicly traded organizations. From February 2018 until September 2025, Mr. Blackman served as Chief Financial Officer of McIntosh Group Inc. (and its successor, Bose Luxury), a private equity-backed luxury consumer electronics company. From April 2017 to January 2018, Mr. Blackman served as Chief Financial Officer, North America, for Diptyque and Byredo, two private equity-backed luxury lifestyle brands. From May 2015 to March 2017, Mr. Blackman served as Chief Financial Officer of Trish McEvoy Ltd., an international luxury beauty brand. From September 2011 to April 2015, Mr. Blackman served as Chief Financial Officer of JOC Group Inc. and its affiliate Breakbulk Inc., the North American businesses of an international data services group. From 1995 to September 2011, Mr. Blackman served in roles of increasing responsibility at Universal Music Group. Mr. Blackman began his career at Goldstein Golub Kessler and Company, where he served as an Audit Manager from 1989 to 1995. Mr. Blackman holds a Bachelor of Science (Honours) in Economics from the London School of Economics.

Family Relationships

There are no family relationships among any of NexGel’s directors or executive officers.

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Director Independence

Our Board has determined that each of Mr. Glassman, Mr. Ciardiello, Mr. Henry, Dr. Zeldis and Mr. Harris is independent in accordance with the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”). Mr. Levy is not independent because he serves as our Chief Executive Officer and President. Mr. Kieser is not independent because of his indirect material interest in transactions with Sequence and his direct material interest in transactions with the Company, as described under “Certain Relationships and Related Transactions” below. In making these determinations, our Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances our Board deemed relevant, including the beneficial ownership of capital stock by each non-employee director.

Board Leadership Structure

Mr. Glassman serves as Chairperson of the Board and Mr. Levy serves as our Chief Executive Officer and President. Our Board believes that the separation of the roles of Chairperson and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the Chairperson and the Chief Executive Officer roles allows the Chief Executive Officer to better focus on his growing responsibilities of running the Company. The Board does not have a formal policy regarding whether the offices of Chief Executive Officer and Chairperson should be combined or separated and will continue to assess from time to time whether this leadership structure remains appropriate.

Risk Oversight

Our Board, as a whole and through its committees, has responsibility for the oversight of risk management. Our Board’s role in our risk oversight process includes receiving regular reports from members of senior management on areas of material risk to us, including operational, financial, legal and regulatory, strategic and reputational risks. The Audit Committee, in particular, focuses on financial reporting risks, including overseeing internal controls over financial reporting and the integrity of our financial statements, and on cybersecurity and information security risks. The Compensation Committee focuses on risks associated with our compensation policies and practices. The Nominating and Corporate Governance Committee focuses on the management of risks associated with Board organization, membership and structure, succession planning, and corporate governance. Although each committee is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about such risks through committee reports.

Meetings of the Board of Directors

During the fiscal year ended December 31, 2025, the Board held seven meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the Board held during the period for which he was a director and the total number of meetings held by all committees of the Board on which he served during the period that he served. Directors are expected to attend the Company’s annual meeting of stockholders, although attendance is not mandatory.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. As of the date of this Proxy Statement, the membership of each of the Board committees is set forth in the table below.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Adam Levy	—	—	—
Steven Glassman*	Member	Chairperson	Member
Steven A. Ciardiello	Member	Member	—
Scott R. Henry	Chairperson	Member	Member
Dr. Jerome B. Zeldis	—	—	Chairperson
Brian J. Kieser	—	—	—
Kevin M. Harris	—	—	—

* Chairperson of the Board of Directors.

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Audit Committee.

Our Audit Committee is currently comprised of Mr. Henry (Chairperson), Mr. Glassman and Mr. Ciardiello, each of whom our Board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules. Mr. Henry qualifies as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee has adopted a written audit committee charter, viewable at https://ir.nexgel.com/corporate-governance/governance-documents, that provides that the functions of our Audit Committee include, among other things, appointing and overseeing our independent registered public accounting firm, reviewing the scope and results of audits, reviewing the integrity of our financial statements, overseeing our compliance with applicable legal and regulatory requirements, and reviewing related party transactions. During the fiscal year ended December 31, 2025, the Audit Committee held four meetings.

Compensation Committee.

Our Compensation Committee is currently comprised of Mr. Glassman (Chairperson), Mr. Ciardiello and Mr. Henry. Our Board has determined that each of Mr. Glassman, Mr. Ciardiello and Mr. Henry qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and a “non-employee director” for purposes of Section 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and does not have a material relationship with us that would affect his ability to be independent from management in connection with the duties of a compensation committee member, as described in Section 5605(d)(2) of the Nasdaq rules. Our Compensation Committee has adopted a written compensation committee charter, viewable at https://ir.nexgel.com/corporate-governance/governance-documents, that provides that the functions of our Compensation Committee include, among other things, reviewing and approving the compensation of our executive officers, reviewing and recommending to our Board for approval the compensation of our directors, and administering our equity-based incentive plans. During the fiscal year ended December 31, 2025, the Compensation Committee held four meetings.

Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee is currently comprised of Dr. Zeldis (Chairperson), Mr. Glassman and Mr. Henry. Our Board has determined that each of Mr. Glassman, Mr. Henry and Dr. Zeldis qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Our Nominating and Corporate Governance Committee has adopted a written nominating and corporate governance committee charter, viewable at https://ir.nexgel.com/corporate-governance/governance-documents, that provides that the functions of our Nominating and Corporate Governance Committee include, among other things, identifying, evaluating and selecting, or making recommendations to our Board regarding, nominees for election to our Board and its committees, overseeing the evaluation and the performance of our Board and of individual directors, considering and making recommendations to our Board regarding the composition of our Board and its committees, and developing and making recommendations to our Board regarding corporate governance guidelines and matters. During the fiscal year ended December 31, 2025, the Nominating and Corporate Governance Committee held two meetings.

Communications with Directors

Stockholders and other interested parties may communicate directly with the Board by sending written communications to the Board of Directors, c/o Corporate Secretary, NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047. The Corporate Secretary will forward all appropriate communications to the Board, individual directors or any committee of the Board, as appropriate.

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Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations, and the process for reporting violations of the Code of Business Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Business Conduct and Ethics is available on our website at www.nexgel.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Business Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.

Pursuant to the Company’s insider trading policy, short sales of Company securities, including any hedging or monetization transactions (such as zero-cost collars and forward sale contracts), are prohibited. This prohibition applies to all employees, officers and directors of the Company.

Hedging Policy

Pursuant to our Insider Trading Policy, our directors, officers and employees, as well as any of their designees, are prohibited from engaging in any hedging or monetization transactions in our equity securities or in the equity securities of our parent (if any), any subsidiary of the Company, or any subsidiary of any parent of the Company. Prohibited transactions include, without limitation, short sales of our equity securities (including short sales “against the box”), the purchase or sale of puts, calls or other derivative securities based on our equity securities, and any transaction designed to hedge or offset any decrease in the market value of our equity securities, including through the use of zero-cost collars, equity swaps, prepaid variable forward contracts, exchange funds or other similar financial instruments. This prohibition applies to equity securities of the Company that are granted to our directors, officers and employees as compensation, as well as to any other equity securities of the Company that they may hold, directly or indirectly. This summary is intended to satisfy the disclosure required by Item 407(i) of Regulation S-K and is qualified in its entirety by reference to the full text of our Insider Trading Policy.

Compensation Recovery Policy

As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after December 1, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statements that result in such persons receiving an amount that exceeds the amount that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid. There are limited exceptions to the recovery required as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. There will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot insure or indemnify a Section 16 officer for recoveries under this policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2025, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2025.

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Director Compensation

For the fiscal year ended December 31, 2025, non-employee members of our Board were compensated as set forth in the table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)	Total ($)
Steven Glassman	—	21,173 (1)	64,710	(2)	—	85,883
Steven A. Ciardiello	—	—	44,490	(3)	—	44,490
Scott R. Henry	—	21,173 (1)	64,710	(2)	—	85,883
Nachum Stein (4)	—	—	64,710	(2)	—	64,710
Dr. Jerome B. Zeldis	—	—	64,710	(2)	—	64,710

(1) Represents (i) a restricted stock unit grant of 2,500 shares to each of Messrs. Glassman and Henry on February 12, 2025 for their service as the Chairperson of the Board and the Chairperson of the Audit Committee, respectively, which shares were for services provided in 2024 and vested immediately upon grant, and (ii) a restricted stock unit grant of 5,000 shares to each of Messrs. Glassman and Henry on June 25, 2025 for their service as the Chairperson of the Board and the Chairperson of the Audit Committee, respectively. Each restricted stock unit vests as follows: in equal 417 share amounts over the following continuous twelve months (on the last calendar day of each month) beginning on July 31, 2025 (with 413 shares vesting in month twelve due to rounding adjustments).

(2) Represents an option to purchase up to 30,000 shares of the Company’s common stock granted to each non-employee director on June 25, 2025. The option has an exercise price of $2.32 per share, the closing price of the Company’s common stock on the grant date, and vests as follows: in equal 2,500 share amounts over the continuous twelve months (on the last calendar day of each month) beginning on July 31, 2025. Amounts in this column represent the aggregate grant date fair value of options granted in the reported year, determined in accordance with FASB ASC Topic 718.

(3) Mr. Ciardiello was appointed to the Board on July 31, 2025. In connection with his appointment, Mr. Ciardiello received an option to purchase up to 30,000 shares of common stock. The option has an exercise price of $2.25 per share, the closing price of the Company’s common stock on the grant date, and vests as follows: in equal 2,500 share amounts over the continuous twelve months (on the last calendar day of each month) beginning on July 31, 2025. Amounts in this column represent the aggregate grant date fair value of options granted in the reported year, determined in accordance with FASB ASC Topic 718.

(4) Mr. Stein resigned from the Board effective February 2, 2026.

Messrs. Kieser and Harris were appointed to the Board on May 6, 2026 and accordingly received no compensation for service as directors during the fiscal year ended December 31, 2025. Mr. Levy receives no additional compensation for his service as a director. Information regarding Mr. Levy’s compensation as Chief Executive Officer is set forth below under “Executive Compensation.” For fiscal 2026, the Board has not yet determined the compensation level for our non-employee members of the Board.

Required Vote

Assuming the presence of a quorum, with respect to Proposal 1, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of the director nominees, i.e., the seven director nominees who receive the most votes will be elected. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES SET FORTH IN PROPOSAL 1.

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PROPOSAL 2:

APPROVAL, FOR PURPOSES OF NASDAQ LISTING RULE 5635(d),

OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK

UPON CONVERSION OF CONVERTIBLE PROMISSORY NOTES AND

EXERCISE OF WARRANTS

Overview

On April 17, 2026 and during the period from May 11, 2026 through May 14, 2026, the Company completed two related private placement transactions (collectively, the “Financings”) in which the Company issued unsecured convertible promissory notes (collectively, the “Notes”) and warrants to purchase shares of our common stock (collectively, the “Warrants”) to certain accredited investors (collectively, the “Buyers”). The Notes and the Warrants, when fully converted or exercised, may result in the issuance of a number of shares of our common stock that exceeds 19.99% of the number of shares of our common stock outstanding immediately prior to the issuance of such Notes and Warrants. In accordance with applicable Nasdaq Listing Rules and the terms of the agreements governing the Financings, we are required to seek stockholder approval before issuing common stock in excess of that limit. Accordingly, we are seeking such stockholder approval pursuant to this Proposal 2.

Background of the Financings

April 2026 Financing.

On April 17, 2026, the Company entered into a Securities Purchase Agreement (the “April Purchase Agreement”) with the Buyers identified therein, pursuant to which the Company issued and sold to such Buyers (i) unsecured convertible promissory notes in the aggregate original principal amount of $6,900,000 (the “April Notes”) and (ii) warrants exercisable for an aggregate of 5,750,000 shares of our common stock (the “April Warrants”), in a private placement for aggregate gross proceeds to the Company of $6,900,000. The Company also had executed commitments to raise up to an additional $475,000 of Notes and Warrants on the same terms through one or more subsequent closings to occur no later than April 24, 2026 (the “April Subsequent Commitments”). In addition, on April 17, 2026 and in connection with the April Financing, certain sales representatives of Celularity Inc. (“Celularity”) whose obligations were assumed by the Company pursuant to that certain Asset Purchase and Exclusive License Agreement, dated March 6, 2026, as amended by Amendment No. 1 thereto dated April 17, 2026 (collectively, the “Celularity License Agreement”), between the Company and Celularity, agreed to convert approximately $500,000 of such assumed obligations into Notes and Warrants issued on identical terms to those issued in the April Financing (the “Sales Rep Conversion”). One Buyer also subsequently exercised its right to purchase additional April Notes with an aggregate purchase price of $1,000,000 on the same terms and conditions as the April Notes (the “Additional Qualified Buyer Purchase”). The April Notes, April Subsequent Commitments, Sales Rep Conversion and Additional Qualified Buyer Purchase are collectively referred to as the “April Financing.”

Also on April 17, 2026 and in connection with the closing of the Celularity License Agreement, the Company issued to Celularity an unsecured convertible promissory note in the original principal amount of $5,000,000 (the “Celularity Note”) as part of the consideration payable under the Celularity License Agreement. The Celularity Note has terms identical to those of the April Notes, including a conversion price of $0.60 per share, an interest rate of 10% per annum, and a maturity date that is eighteen (18) months following the issuance date. The Celularity Note ranks pari passu with the April Notes.

Additional information regarding the April Financing and the Celularity License Agreement is contained in the Company’s Current Report on Form 8-K filed with the SEC on April 21, 2026, which is incorporated herein by reference.

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May 2026 Financing.

Between May 11, 2026 and May 14, 2026, the Company entered into a Securities Purchase Agreement (the “May Purchase Agreement” and, together with the April Purchase Agreement, the “Purchase Agreements”) with certain accredited investors, pursuant to which the Company issued and sold (i) unsecured convertible promissory notes in the aggregate original principal amount of $1,210,000 (the “May Notes” and, together with the April Notes, the Celularity Note and the notes issued in the April Subsequent Commitments and Sales Rep Conversion, the “Notes”) and (ii) warrants exercisable for an aggregate of 1,008,334 shares of our common stock (the “May Warrants” and, together with the April Warrants, the “Warrants”), in a private placement for aggregate gross proceeds to the Company of $1,210,000 (the “May Financing”). The terms of the May Notes and the May Warrants are substantially the same as the terms of the April Notes and the April Warrants, except that the May Purchase Agreement does not include (i) the additional-purchase right granted to certain “Qualified Buyers” on the six-month and nine-month anniversaries of the closing date or (ii) the escrow funding mechanic, in each case as described in the April Purchase Agreement. The May Notes are convertible into shares of our common stock at an initial conversion price of $0.60 per share, and the May Warrants have an exercise price of $0.80 per share and expire on the five-year anniversary of their issuance date.

Additional information regarding the May Financing is contained in the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2026, which is incorporated herein by reference.

Use of Proceeds.

The Company used the net proceeds of the April Financing for business development, general working capital, and for payment of a portion of the upfront license fee payable to Celularity pursuant to the Celularity License Agreement. The Company intends to use the net proceeds of the May Financing for working capital purposes.

Description of the Notes and Warrants

The Notes.

The Notes bear interest at a rate of 10% per annum, payable quarterly in cash (or, at the election of the holder, in shares of common stock valued at the then-applicable Conversion Price (as defined below)), and mature on the date that is eighteen (18) months following the issuance date. Upon the occurrence and during the continuance of an Event of Default (as defined in the Notes), interest accrues at the lesser of 18% per annum or the maximum rate permitted by law. The Notes are convertible, at the option of the holder, into shares of our common stock at an initial conversion price of $0.60 per share (the “Conversion Price”), subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar events, as well as full-ratchet anti-dilution adjustments in the event of certain dilutive issuances. On the date that is twelve (12) months following the issuance date and on the maturity date, the Conversion Price will automatically adjust to the lower of (i) the then-applicable Conversion Price or (ii) the arithmetic average of the volume-weighted average prices of our common stock for each of the five (5) trading days immediately preceding the applicable measurement date.

Each holder of a Note issued in the April Financing with an aggregate purchase price of at least $1,000,000 (a “Qualified Buyer”) was given the right, but not the obligation, to purchase additional Notes on the same terms and conditions as the April Notes in an aggregate principal amount equal to the initial principal amount of Notes purchased by such Qualified Buyer at closing, in two equal tranches, on the six-month and nine-month anniversaries of the closing date. If a Qualified Buyer commits to purchase additional Notes but elects not to purchase any portion of such additional Notes in either tranche, the outstanding principal amount of such Qualified Buyer’s initial Note will be automatically reduced, on a dollar-for-dollar basis, by the unfunded amount, effective as of the applicable tranche funding date. One Qualified Buyer purchased additional Notes with an aggregate purchase price of $1,000,000 pursuant to the terms described above.

The Notes contain customary events of default. Upon the occurrence of an Event of Default, the Notes may become immediately due and payable at an amount equal to 105% of the then-outstanding principal amount plus accrued and unpaid interest (including default interest) and other amounts due thereunder. The Company has the right to prepay the Notes, in whole or in part, with the written consent of the holder, at a prepayment price equal to 110% of the principal amount and interest being prepaid. The Notes also include provisions requiring the Company, upon receipt of cash proceeds from certain financing transactions, to offer to apply up to 20% of such net proceeds to the repayment of the Notes on a pro rata basis.

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The Warrants.

Each Warrant has an exercise price of $0.80 per share, subject to customary adjustments for stock splits, stock dividends, recapitalizations and similar events, and expires on the five-year anniversary of its issuance date. The Warrants may be exercised on a cashless basis if, at the time of exercise, there is no effective registration statement covering the resale of the shares of our common stock issuable upon exercise of the Warrants (the “Warrant Shares”). The Warrants were issued as additional consideration for the purchase of the Notes, and each Buyer received Warrants to purchase a number of Warrant Shares equal to fifty percent (50%) of the number of shares of common stock underlying the principal amount of the Notes purchased by such Buyer.

Beneficial Ownership Limitations and Exchange Cap.

Neither the Notes nor the Warrants may be converted or exercised, as applicable, to the extent that such conversion or exercise would cause the holder, together with its affiliates and other attribution parties, to beneficially own more than 4.99% of our outstanding shares of common stock (which beneficial ownership limitation may be increased or decreased by the holder upon 61 days’ prior written notice to the Company, but in no event to an amount exceeding 9.99%).

In addition, the aggregate number of shares of common stock issuable upon conversion of all of the Notes and exercise of all of the Warrants issued pursuant to each of the Purchase Agreements is subject to a cap of 19.99% of the number of shares of common stock outstanding as of the issuance date of the applicable Purchase Agreement (the “Exchange Cap”), unless and until the Company has obtained the approval of its stockholders for the issuance of common stock in excess of the Exchange Cap in accordance with the applicable rules of Nasdaq (the “Stockholder Approval”). The Company has agreed in each of the Purchase Agreements to seek Stockholder Approval at a meeting of stockholders to be held no later than sixty (60) days following the closing date and, if Stockholder Approval is not obtained at such meeting, to call additional stockholder meetings every sixty (60) days thereafter until Stockholder Approval is obtained.

Other Material Terms.

The Purchase Agreements contain customary representations, warranties, covenants and indemnification obligations of the parties, including (i) a right of first refusal in favor of the Buyers with respect to certain subsequent placements of our securities, (ii) a prohibition on our entry into any “variable rate transaction” (as defined in the Purchase Agreements) while the Notes remain outstanding above a specified threshold, (iii) a most-favored-nations provision, and (iv) restrictions on the use of proceeds. In connection with the Financings, the Company and the Buyers also entered into Registration Rights Agreements, pursuant to which the Company agreed to file with the SEC, no later than seventy-five (75) calendar days following the applicable closing date, registration statements covering the resale of the shares of common stock issuable upon conversion of the Notes and exercise of the Warrants, and to use its reasonable best efforts to have such registration statements declared effective by the SEC no later than one hundred fifty (150) calendar days following the initial filing date.

As a practical matter, the “variable rate transaction” restriction limits the Company’s ability, while the Notes remain outstanding, to raise capital through certain types of financings in which the conversion, exercise or purchase price of the securities issued varies with the market price of our common stock, including “at-the-market” offerings and certain other floating-price or equity-line financing structures. This restriction could constrain the financing alternatives available to the Company, could require the Company to obtain a waiver or consent from the holders of the Notes in order to pursue a financing that would otherwise be prohibited, and could result in the Company accepting financing terms that are less favorable than those that might otherwise be available. The most-favored-nations provision may further constrain the terms on which the Company can conduct future financings while the Notes remain outstanding.

Alere Financial Partners, a division of Cova Capital Partners, LLC, acted as placement agent in connection with each of the Financings.

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Why Stockholder Approval Is Required

Our common stock is listed on Nasdaq, and as a result we are subject to Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving (i) the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) at a price less than the lower of (A) the closing price immediately preceding the signing of the binding agreement or (B) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement, where such sale, issuance or potential issuance equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

Because the aggregate number of shares of common stock that may be issued upon conversion of the Notes and exercise of the Warrants exceeds 19.99% of the number of shares of common stock outstanding immediately prior to the entry into the applicable Purchase Agreement, and the issuance price of such shares (i.e., the $0.60 Conversion Price and the $0.80 Warrant exercise price, in each case subject to adjustment) is less than the applicable Nasdaq Minimum Price (as defined in Nasdaq Listing Rule 5635(d)), the issuance of common stock upon conversion of the Notes and exercise of the Warrants in excess of the Exchange Cap requires the approval of our stockholders under Nasdaq Listing Rule 5635(d).

In addition, Nasdaq Listing Rule 5635(c) requires stockholder approval for equity compensation arrangements that result in the issuance of common stock or securities convertible into common stock to officers, directors, employees or consultants of an issuer. To the extent that the issuance of any shares of common stock upon conversion of Notes or exercise of Warrants held by an executive officer or director of the Company would constitute equity compensation under Nasdaq Listing Rule 5635(c), this Proposal 2 also constitutes the stockholder approval required under Nasdaq Listing Rule 5635(c) with respect to such issuances; provided, however, that the Notes and Warrants issued to officers and directors of the Company were issued on the same terms and conditions as those issued to unaffiliated Buyers, as described below under “Related Party Participation.”

Treatment of the April Financing and the May Financing as Related Transactions.

Nasdaq Listing Rule 5635(d) applies to an issuance of securities “in connection with a transaction (or a series of related transactions).” For purposes of this Proposal 2, the Company has elected to treat the April Financing and the May Financing as a series of related transactions and to aggregate the shares of common stock issuable in both Financings in determining whether the 20% threshold under Nasdaq Listing Rule 5635(d) is met. The Company has done so because the April Financing and the May Financing occurred within a short period of approximately one month of one another; involved convertible promissory notes and warrants having substantially the same terms, including the same $0.60 initial Conversion Price, the same $0.80 Warrant exercise price, the same 10% interest rate, the same eighteen-month maturity and the same conversion price reset and anti-dilution features; and were undertaken for the same general purpose of raising working capital for the Company. By seeking stockholder approval on an aggregated basis under this Proposal 2, the Company intends to obtain Stockholder Approval sufficient to permit the issuance of all shares of common stock issuable upon conversion of the Notes and exercise of the Warrants issued in both the April Financing and the May Financing, regardless of whether the two Financings are ultimately required to be aggregated under Nasdaq Listing Rule 5635(d).

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Maximum Number of Shares Potentially Issuable

The Notes and Warrants were issued at an initial Conversion Price of $0.60 per share and an initial Warrant exercise price of $0.80 per share. The table below sets forth the maximum number of shares of common stock that would be issuable assuming conversion in full of all Notes and exercise in full of all Warrants at the initial Conversion Price and initial Warrant exercise price, respectively, but excluding any additional shares issuable as a result of (i) the conversion price reset described above, (ii) full-ratchet anti-dilution adjustments, (iii) interest payable in shares of common stock at the election of the holders, or (iv) any default interest. As described below, the actual number of shares issuable upon conversion of the Notes is not capped under the terms of the Notes and could be materially greater than the number set forth in the table below if the Conversion Price is reduced through reset or anti-dilution adjustments.

Component	Principal Amount / Warrants	Initial Conversion / Exercise Price ($)	Underlying Shares
April 2026 Financing
April Notes	$6,900,000	0.60	11,500,000
April Subsequent Commitments	$475,000	0.60	791,667
Sales Rep Conversion Notes	$500,000	0.60	833,333
Additional Qualified Buyer Purchase	$1,000,000	0.60	1,666,667
Celularity Note	$5,000,000	0.60	8,333,333
April Warrants	n/a	0.80	5,750,000
May 2026 Financing
May Notes	$1,210,000	0.60	2,016,667
May Warrants	n/a	0.80	1,008,334
Total
Total Underlying Shares (at initial Conversion / exercise prices, no reset, no anti-dilution, no interest paid in shares)			31,900,001

Illustrative Effect of Conversion Price Reset.

Because the Conversion Price is subject to (i) a downward reset on the date that is twelve (12) months following the issuance date and on the maturity date to the lower of the then-applicable Conversion Price and the arithmetic average of the five-day volume-weighted average prices of our common stock immediately preceding the applicable measurement date, and (ii) full-ratchet anti-dilution adjustment upon the occurrence of certain dilutive issuances, the actual number of shares of common stock issuable upon conversion of the Notes is not capped and may be materially greater than the figures set forth in the table above. The table below illustrates, for purposes of disclosure only, the number of additional shares of common stock that would be issuable upon conversion of all of the Notes (excluding the Warrants) at several hypothetical reset Conversion Prices. The hypothetical Conversion Prices set forth below are not predictions of, and should not be relied upon as estimates of, the actual prices at which any reset may occur.

Hypothetical Reset Conversion Price ($)	Aggregate Principal Amount of Notes ($)	Shares Issuable on Full Conversion	Multiple of Initial Issuable Shares
0.60 (Initial)	15,085,000	25,141,667	1.0	x
0.40	15,085,000	37,712,500	1.5	x
0.30	15,085,000	50,283,333	2.0	x
0.20	15,085,000	75,425,000	3.0	x
0.10	15,085,000	150,850,000	6.0	x

In addition, the Notes provide that interest accrued thereunder may, at the election of the holder, be paid in shares of common stock valued at the then-applicable Conversion Price. Over the term of the Notes, the aggregate amount of interest that may be paid in shares could result in the issuance of additional shares of common stock not reflected in the tables above. Default interest, which accrues at the lesser of 18% per annum and the maximum rate permitted by law upon the occurrence and during the continuance of an Event of Default, could further increase the number of shares issuable in respect of interest.

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As of June 5, 2026, the closing price of our common stock as reported on Nasdaq was $0.56 per share. The number of shares of common stock outstanding as of the Record Date was 9,225,242. For purposes of the illustrative calculations set forth below, the Company has used 9,225,242 shares of common stock outstanding.

Risk of Substantial and Potentially Unlimited Dilution

The number of shares of common stock that we may be required to issue upon conversion of the Notes and exercise of the Warrants is not capped, and the issuance of those shares could result in substantial — and potentially unlimited — dilution to our existing stockholders. Stockholders should carefully consider the dilution risks described below before voting on this Proposal 2.

If our stockholders approve this Proposal 2, the Exchange Cap will no longer limit the number of shares of common stock that we may issue upon conversion of the Notes and exercise of the Warrants. The number of shares ultimately issuable is uncertain and could be significantly greater than the amounts reflected in the tables above for the following reasons:

●	No floor on the Conversion Price. The Conversion Price of the Notes is subject to a reset, on the date that is twelve (12) months after issuance and again on the maturity date, to the lower of the then-applicable Conversion Price or the recent volume-weighted average trading price of our common stock. There is no floor or minimum on the Conversion Price. As a result, if the trading price of our common stock declines, the Conversion Price will decline as well, and the number of shares issuable upon conversion of the Notes will increase — with no maximum limit. The lower our stock price falls, the more shares we must issue, which could in turn place further downward pressure on our stock price.
●	Full-ratchet anti-dilution adjustment. The Conversion Price is also subject to full-ratchet anti-dilution protection. This means that if we issue, or are deemed to issue, common stock or convertible or exercisable securities at a price below the then-applicable Conversion Price, the Conversion Price will be reduced to that lower price — not merely adjusted on a weighted-average basis. Any such reduction would increase the number of shares issuable upon conversion of the Notes.
●	Interest payable in shares. Interest on the Notes accrues at 10% per annum (and at a default rate of up to 18% per annum upon an event of default) and may, at the holder’s election, be paid in shares of common stock valued at the then-applicable Conversion Price. Interest paid in shares would result in the issuance of additional shares not reflected in the tables above, and the lower the Conversion Price at the time of payment, the greater the number of shares issued in respect of interest.
●	Compounding effect. Because a decline in our stock price simultaneously lowers the Conversion Price (increasing the conversion shares), can trigger the full-ratchet adjustment, and increases the number of shares issued in respect of any stock-settled interest, these features may operate together and compound one another, magnifying the dilutive effect on existing stockholders.

By way of illustration, the table below shows the approximate percentage of our outstanding common stock that the shares issuable upon full conversion of the Notes and full exercise of the Warrants would represent at various assumed Conversion Prices, in each case based on 9,225,242 shares of common stock outstanding as of the Record Date and assuming for illustration only that no beneficial ownership limitation applies. These figures are hypothetical, are provided solely to illustrate the sensitivity of dilution to the Conversion Price, and are not a prediction of the price at which our common stock will trade or the Conversion Price that will ultimately apply.

Assumed Conversion Price	Approx. Shares Issuable on Conversion and Exercise	Approx. Dilution (% of Outstanding)
$0.60 (initial)	31,900,001	77.6%
$0.40	44,470,834	82.8%
$0.30	57,041,667	86.1%
$0.20	82,183,334	89.9%
$0.10	157,608,334	94.5%

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As the table illustrates, because the Conversion Price has no floor, there is no maximum number of shares that we could be required to issue, and the dilution to existing stockholders could substantially exceed the percentages shown above. Existing stockholders will not have preemptive rights to purchase additional shares to maintain their proportionate ownership, and the issuance of shares upon conversion of the Notes and exercise of the Warrants will reduce the proportionate ownership and voting power of, and may reduce the value of the shares held by, our existing stockholders.

Related Party Participation

Certain of our directors and officers, and entities affiliated with one of our directors, participated as Buyers in the Financings. Specifically:

●	Sequence LifeScience, Inc. (“Sequence”) purchased April Notes in the original aggregate principal amount of $5,500,000 (convertible at the initial Conversion Price into up to 9,166,667 shares of our common stock), and April Warrants exercisable for up to 4,583,334 shares of our common stock, in the April Financing. Mr. Brian J. Kieser, who serves as the Chief Executive Officer and is the indirect sole owner of Sequence, was appointed to our Board on May 6, 2026 — after the closing of the April Financing on April 17, 2026. As a result of his ownership and management role at Sequence, Mr. Kieser may be deemed to have an indirect material interest in the foregoing transaction. Mr. Kevin M. Harris serves as the Chief Operating Officer of Sequence but does not have any equity ownership interest in Sequence or its parent.
●	Brian J. Kieser. On May 11, 2026 — after his appointment to our Board — the Company entered into a Securities Purchase Agreement with Mr. Kieser, pursuant to which Mr. Kieser was issued a May Note in the original principal amount of $1,000,000 (convertible at the initial Conversion Price into up to 1,666,667 shares of our common stock), and a May Warrant exercisable for up to 833,334 shares of our common stock, on substantially the same terms as the previously-issued April Notes and April Warrants. Mr. Kieser has a direct material interest in the foregoing transaction.
●	Adam Levy. Mr. Levy, our Chief Executive Officer, President and a director, purchased May Notes and May Warrants for an aggregate purchase price of $60,000 in the May Financing on the same terms and conditions as the unaffiliated Buyers. Mr. Levy also invested $25,000 in the April Financing on the same terms and conditions as the unaffiliated Buyers.
●	Scott R. Henry. Mr. Henry, a director, purchased May Notes and May Warrants for an aggregate purchase price of $25,000 in the May Financing on the same terms and conditions as the unaffiliated Buyers. Mr. Henry also invested $25,000 in the April Financing on the same terms and conditions as the unaffiliated Buyers.
●	Other Director and Officer Participation. In addition to Messrs. Levy and Henry, one other member of our Board and two other executive officers of the Company invested an aggregate of $75,000 in the April Financing, each on the same terms and conditions as the unaffiliated Buyers.

All transactions described above were reviewed and approved by our Board (excluding members with material interests in the applicable transactions) in accordance with our related party transaction policies. The Notes and Warrants issued to the foregoing related parties contain the same terms and conditions, including the same Conversion Price, exercise price and other terms, as the Notes and Warrants issued to unaffiliated Buyers.

Bona Fide Financing; No Compensatory Intent.

The April Financing and the May Financing were bona fide capital-raising transactions undertaken by the Company to obtain working capital, and were not undertaken to compensate any director, officer, employee or consultant of the Company. Each director and officer who participated in the Financings did so as an investor, purchasing Notes and Warrants on the same terms and conditions — including the same purchase price, Conversion Price, Warrant exercise price, interest rate, maturity and other terms — as those offered to and accepted by the unaffiliated Buyers, and no director or officer received Notes, Warrants or any other securities on terms more favorable than those offered to unaffiliated Buyers. No portion of the Notes or Warrants issued to any director or officer was issued as compensation for services. The April Financing was approved by the Board on the recommendation of the disinterested directors, and at the time the Board approved and the Company entered into the April Financing on April 17, 2026, neither Mr. Kieser nor Mr. Harris was a director or officer of the Company. The May Financing, in which Mr. Kieser and Mr. Henry participated as directors, was reviewed and approved by the disinterested members of the Board, with each director having a material interest in the transaction abstaining from the vote relating to his own participation. The Company believes, based on the foregoing, that the participation of its directors and officers in the Financings did not constitute equity compensation requiring separate stockholder approval under Nasdaq Listing Rule 5635(c).

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Effect of Approval or Non-Approval

Effect of Approval.

If our stockholders approve this Proposal 2, the Exchange Cap with respect to the Notes and Warrants issued in the Financings will no longer apply and the Company will be permitted to issue shares of common stock upon conversion of the Notes and exercise of the Warrants without regard to the Exchange Cap. This may result in significant dilution to existing stockholders. See “Maximum Number of Shares Potentially Issuable” above.

Effect of Non-Approval.

If our stockholders do not approve this Proposal 2 at the Annual Meeting, the Exchange Cap will continue to limit the number of shares of common stock issuable upon conversion of the Notes and exercise of the Warrants to a maximum of 19.99% of the number of shares of common stock outstanding as of the issuance date of the applicable Purchase Agreement. In that event, holders of the Notes and Warrants may be precluded from converting their Notes or exercising their Warrants in full. Pursuant to the terms of the Purchase Agreements, the Company has agreed that, if Stockholder Approval is not obtained at the Annual Meeting, the Company will call additional stockholder meetings every sixty (60) days thereafter until Stockholder Approval is obtained. Calling and holding such additional stockholder meetings will result in additional expense to the Company. In addition, failure to obtain Stockholder Approval may adversely affect our ability to raise additional capital in the future and to satisfy certain of our existing contractual obligations, including those related to the Celularity License Agreement.

Required Vote

Assuming the presence of a quorum, approval of Proposal 2 will require the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal, as required by Nasdaq Listing Rule 5635(e)(4). Abstentions and broker non-votes will have no effect on the outcome of this proposal. All shares of common stock of the Company are entitled to vote on this Proposal 2, including shares held by directors, executive officers, Sequence LifeScience, Inc. and any other person who participated in the April Financing or the May Financing.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ISSUANCE OF MORE THAN 19.99% OF OUR OUTSTANDING COMMON STOCK UPON CONVERSION OF THE NOTES AND EXERCISE OF THE WARRANTS, AS DESCRIBED IN PROPOSAL 2.

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PROPOSAL 3:

APPROVAL OF THE REINCORPORATION OF THE COMPANY

FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA

Overview

Our Board has unanimously approved, and is recommending to our stockholders for their approval, the reincorporation of the Company from the State of Delaware to the State of Nevada (the “Reincorporation”). The Reincorporation will be effected by means of a plan of conversion (the “Plan of Conversion”) pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Sections 92A.105, 92A.120 and 92A.205 of the Nevada Revised Statutes (the “NRS”), substantially in the form attached to this Proxy Statement as Annex A. Upon completion of the Reincorporation, the Company will continue to exist as a Nevada corporation governed by the NRS and by the Articles of Incorporation of NexGel, Inc., a Nevada corporation (the “Nevada Articles”), substantially in the form attached to this Proxy Statement as Annex B, and the Bylaws of NexGel, Inc., a Nevada corporation (the “Nevada Bylaws”), substantially in the form attached to this Proxy Statement as Annex C.

If approved by our stockholders, the Reincorporation will be effected by filing (i) a certificate of conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate of Conversion”) and (ii) articles of conversion (the “Nevada Articles of Conversion”) and the Nevada Articles with the Secretary of State of the State of Nevada. The Reincorporation will become effective on the date and at the time set forth in the Delaware Certificate of Conversion, the Nevada Articles of Conversion and the Nevada Articles (the “Effective Time”), as determined by the Board.

Approval of Proposal 3 includes approval of the Nevada Articles as drafted, which provide for an increase in authorized common stock and a discretionary reverse stock split. The Nevada Articles attached as Annex B to this Proxy Statement set forth, as integral terms of the Nevada charter, (i) an authorized capitalization of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock (an increase from the 25,000,000 shares of common stock currently authorized under the Delaware Certificate) and (ii) an authorization for the Board to effect a reverse stock split of the outstanding shares of common stock at a ratio in the range of 1-for-2 to 1-for-10, in the Board’s sole discretion, at any time within one (1) year following stockholder approval. As a result, if Proposal 3 is approved and the Reincorporation is completed, those provisions of the Nevada Articles will take effect at the Effective Time without any separate filing or further stockholder action, regardless of how stockholders vote on Proposal 4 (the increase in authorized common stock) or Proposal 5 (the discretionary reverse stock split). Proposals 4 and 5 are presented as separate proposals on the ballot only to provide the Company with a means to implement those changes under Delaware law in the event Proposal 3 is not approved by stockholders. See “Interaction with Proposals 4 and 5” below.

The Nevada Articles included in the Reincorporation would authorize 100,000,000 shares of common stock and confer on the Board the discretionary reverse stock split authority described above, which are substantially consistent with the matters described in Proposals 4 and 5 below. Stockholders are urged to carefully review the disclosures under Proposals 4 and 5, including the illustrative dilution, authorized-share shortfall and reverse stock split ratio tables and the related discussion of the potential effects of these matters on stockholders, in evaluating Proposal 3.

Stockholders are urged to read this Proposal 3 carefully, including all related annexes attached to this Proxy Statement, before voting on the Reincorporation. The Plan of Conversion, the Nevada Articles and the Nevada Bylaws are attached to this Proxy Statement as Annex A, Annex B and Annex C, respectively. The summaries set forth below of the principal terms of the Plan of Conversion, the Nevada Articles and the Nevada Bylaws are qualified in their entirety by reference to such annexes.

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Background and Reasons for the Reincorporation

After careful consideration, our Board concluded that the Reincorporation will benefit the Company and its stockholders for several reasons, including the following:

●	Lower Annual Franchise Taxes and Filing Fees. Nevada imposes substantially lower annual franchise taxes and filing fees on Nevada corporations than the State of Delaware imposes on Delaware corporations. The Company’s annual Delaware franchise tax and annual report fee for the fiscal year ended December 31, 2025 was approximately $16,500. Following the Reincorporation, the Company expects to incur a Nevada annual business license fee of $500 and a Nevada annual list of officers and directors filing fee of $150 (an aggregate of $650 per year), plus modest filing fees for any further charter amendments, which the Board estimates will result in annual cost savings of approximately $15,000 based on the Company’s current size. In addition, the one-time Nevada Secretary of State filing fee for the Nevada Articles, based on the proposed authorized capital stock of 100,000,000 shares of common stock and 5,000,000 shares of preferred stock (each having a par value of $0.001 per share), is expected to be $175. While these savings represent only a modest portion of the Company’s overall operating expenses, the Board believes that these savings are meaningful for a smaller reporting company at the Company’s current stage of development.
●

Statutory Flexibility for Proportional Recapitalization Actions. Nevada law affords the Board greater flexibility than Delaware law to manage certain routine recapitalization actions efficiently. Under NRS 78.207, the board of directors of a Nevada corporation may, by resolution and without further stockholder approval, change the number of authorized shares of a class or series, provided that the change is accompanied by a proportional change in the number of issued and outstanding shares of the same class or series (such as a stock split or reverse stock split coupled with a proportional adjustment to the authorized share count). Because the Nevada Articles do not opt out of NRS 78.207, this default Nevada authority will be available to the Board following the Reincorporation. By contrast, under the Company’s existing Delaware Certificate and the DGCL, any stock split or reverse stock split must be effected through a charter amendment, which requires stockholder approval. The Board believes that the availability of NRS 78.207 will benefit the Company and its stockholders by allowing the Board to respond quickly and cost-effectively to recapitalization considerations — for example, by effecting a proportional reverse stock split to address a future Nasdaq minimum bid-price deficiency — without incurring the cost, time and expense of calling a special meeting of stockholders for that limited purpose. Stockholders should be aware that this represents an expansion of Board authority compared to the Company’s current Delaware framework. Stockholder approval will continue to be required under Nevada law for any change in the authorized share count that is not accompanied by a proportional adjustment to issued and outstanding shares, as discussed below under “Comparison of Stockholder Rights — Stockholder Vote Required for Disproportionate Changes to Authorized Shares.”

●	Officer Exculpation. Nevada law permits a corporation to limit the personal liability of officers (in addition to directors) for breach of fiduciary duty under certain circumstances. Under NRS 78.138(7), unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven both that the act or failure to act constituted a breach of his or her fiduciary duties and that the breach involved intentional misconduct, fraud or a knowing violation of law. The Nevada Articles extend exculpation to officers on this basis. Notably, NRS 78.138 establishes a statutory presumption that directors and officers act in good faith and on an informed basis, which a plaintiff must rebut before individual liability can be imposed. By contrast, the Company’s current Delaware Certificate exculpates directors but does not exculpate officers, and the officer exculpation permitted under recent amendments to Section 102(b)(7) of the DGCL is, in certain respects, narrower than the protection afforded to officers under Nevada law (for example, the Delaware officer exculpation provision does not apply to claims brought by or in the right of the corporation, such as derivative claims). The practical effect for stockholders is that, following the Reincorporation, it may be more difficult for the Company or its stockholders to recover monetary damages from officers of the Company for breaches of fiduciary duty than is currently the case under Delaware law. The Board believes that the ability to extend exculpation to officers, on terms consistent with Nevada law and with the protections afforded to the Company’s directors, will assist the Company in attracting and retaining qualified officers as it continues to grow.
●	Elimination of Charter Supermajority Entrenchment. The current Delaware Certificate requires the affirmative vote of holders of at least 66 2/3% of the voting power of the outstanding voting securities of the Company, voting together as a single class, to amend specified provisions of the Delaware Certificate, including the preferred stock provision, director vacancy-filling provision, prohibition on cumulative voting, stockholder action by written consent provisions, special meeting provisions, and the amendment provision itself. The Nevada Articles, as drafted for the Reincorporation, do not contain a comparable supermajority entrenchment provision. As a result, amendments to the Nevada Articles will generally be governed by the NRS Section 78.385 majority-of-outstanding-shares default rule, rather than the 66 2/3% supermajority required for amendments to the corresponding provisions of the Delaware Certificate. This represents a stockholder-favorable change as compared to the current Delaware framework, because amendments to these provisions will require a lower stockholder vote threshold to approve following the Reincorporation. Stockholders should be aware, however, that this also means that future amendments to these provisions could be approved over a stockholder’s opposition with a lower vote threshold.

Certain Considerations and Potential Disadvantages of the Reincorporation

Stockholders should be aware that Nevada law, in a number of respects, may provide fewer rights and protections to stockholders than Delaware law, and that Nevada law is generally regarded as more protective of directors and officers and more favorable to management than Delaware law. Stockholders should carefully consider the following potential disadvantages of the Reincorporation, together with the comparison of stockholder rights set forth below, before voting on Proposal 3.

●	Fiduciary Duty and Liability Standards. Nevada has codified the fiduciary duties of directors and officers and the standard for individual liability at NRS 78.138. Under Nevada law, a director or officer generally is not individually liable to the corporation or its stockholders for damages unless it is proven both that the director’s or officer’s act or failure to act constituted a breach of fiduciary duty and that the breach involved intentional misconduct, fraud or a knowing violation of law. This statutory standard is generally regarded as more protective of directors and officers, and as making it more difficult for stockholders to hold directors and officers individually liable for breaches of fiduciary duty, than the fiduciary duty principles developed under Delaware common law.
●	Exculpation of Officers. As described above under “Background and Reasons for the Reincorporation,” the Nevada Articles exculpate officers from personal liability for damages for breach of fiduciary duty to a greater extent than the Company’s current Delaware Certificate, which does not exculpate officers. This may make it more difficult for the Company or its stockholders to recover monetary damages from officers.

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●	Removal of Directors. Under Delaware law, directors of a corporation without a classified board generally may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote. Under NRS 78.335, the removal of a director generally requires the affirmative vote of stockholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to vote. As a result, following the Reincorporation, it will be more difficult for stockholders to remove a director.
●	Derivative Litigation. Nevada law and Nevada courts impose certain requirements and standards applicable to derivative litigation, and the codified liability standard under NRS 78.138 applies in the derivative context. Together with the exculpation and indemnification provisions of the Nevada Articles and Nevada Bylaws, these standards may make it more difficult for stockholders to pursue derivative claims on behalf of the Company against directors and officers, and to recover damages if such claims are pursued, than under Delaware law.
●	Less Developed Body of Case Law. Delaware has a well-developed body of corporate case law, construed by a specialized court of equity (the Delaware Court of Chancery), that provides a comparatively high degree of predictability with respect to corporate legal affairs. Nevada’s body of corporate case law is less extensive and less frequently construed by the courts, which may result in less predictability as to the outcome of corporate legal disputes.
●	Anti-Takeover Statutes. As described in the comparison table below, the Nevada Articles do not opt out of Nevada’s Control Share Statute (NRS 78.378 to 78.3793) or Combinations Statute (NRS 78.411 to 78.444). These statutes, like Delaware’s business combination statute, may have the effect of discouraging, delaying or preventing a change in control of the Company, which could deprive stockholders of opportunities to sell their shares at a premium.
●	No Appraisal or Dissenters’ Rights; Transaction Costs. As described below under “No Appraisal or Dissenters’ Rights,” stockholders will not have statutory appraisal or dissenters’ rights in connection with the Reincorporation. In addition, the Company will incur one-time costs in connection with the Reincorporation, including filing fees, legal and other professional fees and other transaction costs.

The Board considered these potential disadvantages, together with the differences between Delaware and Nevada law summarized in the comparison table below, and concluded that, on balance, the anticipated benefits of the Reincorporation outweigh these potential disadvantages. Stockholders may weigh these considerations differently than the Board.

Mechanism of the Reincorporation

The Reincorporation will be effected pursuant to the Plan of Conversion under Section 266 of the DGCL and Sections 92A.105, 92A.120 and 92A.205 of the NRS. These provisions permit a Delaware corporation to convert into a Nevada corporation without the need for a merger with a Nevada entity. By means of the conversion, the Company will continue to exist as the same legal entity — in the form of a Nevada corporation rather than a Delaware corporation — with the same assets, liabilities, contracts, employees, business operations and security holders, but governed by the NRS, the Nevada Articles and the Nevada Bylaws.

As a result, the Reincorporation will not result in any change in the Company’s business, management, location of its principal executive offices, employees, fiscal year, assets or liabilities. Following the Reincorporation, the Company will continue to be subject to the reporting requirements of the Exchange Act, and our common stock will continue to be listed on Nasdaq under the symbol “NXGL.”

Effect of Approval and Effective Time

If Proposal 3 is approved by our stockholders, the Board may elect to file the Delaware Certificate of Conversion, the Nevada Articles of Conversion and the Nevada Articles at any time after the date of the Annual Meeting. Until the Effective Time, the Reincorporation may be abandoned, deferred or modified by the Board without further action by our stockholders, notwithstanding stockholder approval, if the Board determines that the Reincorporation is no longer in the best interests of the Company and its stockholders.

Upon the Effective Time, the Plan of Conversion provides that:

●	the Company will continue to exist as a Nevada corporation under the name “NexGel, Inc.”;
●	the Nevada Articles will become the articles of incorporation of the Company;
●	the Nevada Bylaws will become the bylaws of the Company;
●	each member of our Board immediately prior to the Effective Time will continue in office as a director of the Company as a Nevada corporation, and each officer of the Company immediately prior to the Effective Time will continue in office as an officer of the Company as a Nevada corporation;
●	all assets, liabilities, contracts, employee benefit plans and other obligations of the Company will continue as assets, liabilities, contracts, employee benefit plans and other obligations of the Company as a Nevada corporation, without further action; and
●	our common stock will continue to be registered under Section 12(b) of the Exchange Act and listed on Nasdaq.

The treatment of the Company’s outstanding securities at the Effective Time is described under “Treatment of Outstanding Securities” below.

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Treatment of Outstanding Securities

Upon the Effective Time, the Plan of Conversion provides that:

● each issued and outstanding share of common stock of the Company immediately prior to the Effective Time will, automatically and without any action on the part of the holder thereof, continue to be one issued and outstanding share of common stock of the Company as a Nevada corporation (subject, however, to any adjustment that may result from the implementation of the Reverse Stock Split contemplated by Proposal 5);

● any shares of preferred stock of the Company issued and outstanding immediately prior to the Effective Time, if any, will, automatically and without any action on the part of the holder thereof, continue to be one share of preferred stock of the Company as a Nevada corporation, having the same relative rights, preferences, privileges and limitations as such shares of preferred stock immediately prior to the Effective Time;

● each outstanding option, warrant, restricted stock unit, convertible note and other right to acquire shares of common stock of the Company will continue to constitute a right to acquire the same number of shares of common stock of the Company as a Nevada corporation, on the same terms (including, without limitation, the same exercise price, conversion price and expiration date) as in effect immediately prior to the Effective Time (subject, however, to any adjustment that may result from the implementation of the Reverse Stock Split contemplated by Proposal 5); and

● the Company’s equity incentive plans, including the NexGel, Inc. 2019 Long-Term Incentive Plan, as amended, will continue as equity incentive plans of the Company as a Nevada corporation, and the Company as a Nevada corporation will assume all of the obligations of the Company under such plans and any awards granted thereunder.

Stock Certificates. Stockholders will not be required to exchange their existing stock certificates as a result of the Reincorporation. Existing stock certificates (or book-entry notations) representing shares of common stock of the Company as a Delaware corporation will continue to represent the same number of shares of common stock of the Company as a Nevada corporation, without any need for the holder to exchange or surrender such certificate or book-entry notation (subject, however, to any adjustment that may result from the implementation of the Reverse Stock Split contemplated by Proposal 5). New certificates or book-entry notations bearing the legal name of the Company as a Nevada corporation will be issued in the ordinary course of business as the existing certificates or book-entry notations are presented for transfer or replacement.

For additional information regarding the treatment of outstanding securities, please refer to Section 5 of the Plan of Conversion attached as Annex A to this Proxy Statement.

Comparison of Stockholder Rights

Following the Reincorporation, the rights of our stockholders will be governed by the NRS, the Nevada Articles and the Nevada Bylaws rather than by the DGCL, our current Certificate of Incorporation, as amended (the “Delaware Certificate”), and our current Bylaws (the “Delaware Bylaws”).

Other than as expressly described in this Proposal 3 (including in the table below summarizing certain material differences between Delaware and Nevada law and in the Nevada Articles and Nevada Bylaws), and other than such changes as are necessary or appropriate to conform the Company’s charter and bylaws to Nevada law and to the requirements of the NRS, the Nevada Articles and the Nevada Bylaws are substantially similar to the Delaware Certificate and the Delaware Bylaws.

The table below summarizes certain material differences between the rights of our stockholders under Delaware law and under Nevada law. This summary is not intended to be complete and is qualified in its entirety by reference to the DGCL, the NRS, the Delaware Certificate, the Delaware Bylaws, the Nevada Articles and the Nevada Bylaws.

Stockholder approval of recapitalization actions and authorized-share changes. Stockholders should note several differences between the Delaware Certificate and the Nevada Articles regarding how future recapitalization actions and changes to the authorized share count will be approved. These differences have effects that run in both directions, and stockholders are urged to consider them carefully. Proportional stock splits and reverse stock splits — expansion of Board authority under Nevada law. Under NRS 78.207, the board of directors of a Nevada corporation may, by resolution and without further stockholder approval, change the number of authorized shares of a class or series of stock, provided that the change is accompanied by a proportional change in the number of issued and outstanding shares of the same class or series. The most common application of this provision is to a forward stock split or reverse stock split coupled with a proportional change in the authorized share count. The Nevada Articles do not opt out of NRS 78.207, and as a result the Board will have this statutory authority following the Reincorporation. By contrast, under the Company’s existing Delaware Certificate and the DGCL, any stock split or reverse stock split requires a charter amendment, which in turn requires stockholder approval. As a result, the Reincorporation will expand the Board’s authority to effect proportional recapitalization actions without further stockholder approval. The Board believes this flexibility will benefit the Company in connection with, among other things, responding to Nasdaq minimum bid-price deficiencies; see “Background and Reasons for the Reincorporation — Statutory Flexibility for Proportional Recapitalization Actions” above. Disproportionate changes to authorized shares — restoration of separate class-vote rights under Nevada law. For changes in authorized shares that are not accompanied by a proportional adjustment to issued and outstanding shares (such as a pure increase or decrease in the number of authorized shares of common stock or preferred stock), stockholder approval will continue to be required following the Reincorporation, in accordance with NRS 78.385 and NRS 78.390. In addition, where the proposed change would adversely alter or change a preference, special right or limitation of any class or series of stock, NRS 78.390(3) generally entitles the holders of the class or series so affected to vote as a separate class on the change, unless the articles of incorporation specifically deny that vote. The Nevada Articles do not deny the separate class vote contemplated by NRS 78.390(3). The Delaware Certificate, by contrast, currently includes a provision (Article IV(D)) that opts out of the separate class vote that DGCL Section 242(b)(2) would otherwise require, with the effect that an increase or decrease in the number of authorized shares of common stock or preferred stock may be approved by a single majority vote of all outstanding shares voting together as a single class, without a separate vote of the affected class. As a result, on disproportionate changes to authorized shares, the Reincorporation will restore separate class-vote rights to adversely affected classes that the Delaware Certificate currently waives. See the comparison table below under “Stockholder Vote Required for Proportional Stock Splits and Reverse Stock Splits” and “Stockholder Vote Required for Disproportionate Changes to Authorized Shares” for additional information.

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Subject	Delaware (Current)	Nevada (Following the Reincorporation)
Authorized Capital Stock	25,000,000 shares of common stock ($0.001 par value); 5,000,000 shares of “blank check” preferred stock ($0.001 par value).	100,000,000 shares of common stock ($0.001 par value); 5,000,000 shares of “blank check” preferred stock ($0.001 par value). See Proposal 3 — “Overview” above and the Nevada Articles attached as Annex B.
Stockholder Vote Required for Proportional Stock Splits and Reverse Stock Splits	Any stock split or reverse stock split must be effected through an amendment to the Delaware Certificate, which requires stockholder approval under the DGCL.

Under NRS 78.207, the Board may, by resolution and without further stockholder approval, change the number of authorized shares of a class or series, provided that the change is accompanied by a proportional change in the number of issued and outstanding shares of the same class or series. As a result, the Board will be able to effect a forward stock split or reverse stock split that is coupled with a proportional adjustment to the authorized share count without further stockholder approval. The Nevada Articles do not opt out of NRS 78.207.

Director Fiduciary Duties	Directors of Delaware corporations are subject to the fiduciary duties of care and loyalty established under Delaware common law.	Directors of Nevada corporations are subject to fiduciary duties codified at NRS 78.138, which generally requires a showing of intentional misconduct, fraud or a knowing violation of law to impose individual liability for a breach of fiduciary duty.

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Director and Officer Exculpation	DGCL Section 102(b)(7) permits exculpation of directors and certain senior officers for breaches of the duty of care, subject to certain exceptions. Our Delaware Certificate exculpates directors but not officers.	NRS 78.138(7) provides that directors and officers are not individually liable to the corporation or its stockholders for damages for any act or failure to act unless the presumption of good faith is rebutted and it is proven that the act or failure to act constituted a breach of fiduciary duty involving intentional misconduct, fraud or a knowing violation of law. The Nevada Articles include officer exculpation provisions consistent with this standard.
Stockholder Vote Required for Disproportionate Changes to Authorized Shares

Under the Delaware Certificate (Article IV(D)), the number of authorized shares of any class of stock may be increased or decreased by the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote, voting together as a single class, irrespective of the requirement of DGCL Section 242(b)(2) that the holders of the class affected vote separately as a class. As a result, the Company can increase or decrease its authorized common stock or preferred stock without obtaining a separate class vote of the affected class.

Under the NRS and the Nevada Articles, any future change in the number of authorized shares of any class of stock that is not accompanied by a proportional adjustment to issued and outstanding shares will require the affirmative vote of the holders of a majority of the voting power of the outstanding shares entitled to vote on the amendment. NRS 78.390(3) generally entitles the holders of the class or series so affected to vote as a separate class on the amendment, unless the articles of incorporation specifically deny that vote. The Nevada Articles do not deny the separate class vote contemplated by NRS 78.390(3). On disproportionate changes to authorized shares, the Reincorporation thus restores the separate class-vote rights that the Delaware Certificate currently waives.

Removal of Directors	DGCL Section 141(k) generally permits removal of directors of a non-classified board with or without cause by the holders of a majority of the outstanding voting shares.	NRS 78.335 generally requires the affirmative vote of not less than two-thirds (2/3) of the voting power of the stockholders to remove a director, although the articles may provide for a higher voting threshold but not a lower one.
Stockholder Action by Written Consent	DGCL Section 228 permits stockholders to take action by written consent of holders of the minimum number of votes necessary to authorize such action, unless prohibited by the certificate of incorporation. Under Article VIII.A of the Delaware Certificate (and Section 2.10 of the Delaware Bylaws), however, written consents to elect or remove directors require the unanimous consent of all outstanding shares entitled to vote for the election of directors, which effectively limits the practical availability of the written consent procedure for director-related governance changes.	The Nevada Articles permit stockholders to take action by written consent in accordance with NRS 78.320(2), which provides that, unless the articles of incorporation or bylaws provide otherwise, stockholder action may be taken without a meeting if the written consent is signed by stockholders holding at least a majority of the voting power. The Nevada Articles and Nevada Bylaws do not impose a higher threshold for general matters and accordingly preserve the NRS 78.320(2) majority default. However, written consents to elect or remove directors require the unanimous consent of all outstanding shares entitled to vote for the election of directors (consistent with the corresponding provisions of the Delaware Certificate and Delaware Bylaws), which effectively limits the practical availability of the written consent procedure for director-related governance changes.
Special Meetings of Stockholders	Our Delaware Certificate (Article IX.A) and Delaware Bylaws (Section 2.3(i)) provide that special meetings of stockholders may be called only by a majority of the Whole Board, with the call issued by the Chairperson of the Board pursuant to such Board resolution under Article IX.A of the Delaware Certificate, and the power of stockholders to call a special meeting is specifically denied.	The Nevada Articles (Section 8.2) and Nevada Bylaws (Section 2.3(i)) provide that special meetings of stockholders may be called only by a majority of the Whole Board, with the call issued by the Chairperson of the Board pursuant to such Board resolution under Section 8.2 of the Nevada Articles, and the power of stockholders to call a special meeting is specifically denied. This is consistent with our current practice under the Delaware Certificate and Delaware Bylaws.

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Statutory Anti-Takeover Provisions	DGCL Section 203 generally restricts certain business combinations with interested stockholders for a period of three years after the time such stockholder becomes an interested stockholder, unless certain conditions are met.	NRS 78.378 to 78.3793 (the “Control Share Statute”) generally restricts the voting rights of “control shares” acquired in a “control share acquisition,” unless approved by a majority of disinterested stockholders. NRS 78.411 to 78.444 (the “Combinations Statute”) generally prohibits certain combinations with interested stockholders for two years after the date the stockholder becomes an interested stockholder, with prohibitions thereafter unless certain conditions are met. The Nevada Articles do not opt out of these provisions.
Forum Selection	Our Delaware Bylaws (Article X) designate the Court of Chancery of the State of Delaware as the exclusive forum for certain internal corporate claims (or, if that court does not have jurisdiction, the Superior Court of the State of Delaware, or, if neither such court has jurisdiction, the United States District Court for the District of Delaware). The Delaware Bylaws do not contain an exclusive forum provision for claims arising under the Securities Act of 1933.	The Nevada Articles designate (i) the Eighth Judicial District Court in Clark County, Nevada (or, if that court does not have jurisdiction, the U.S. District Court for the District of Nevada or any other state court located within Nevada) as the exclusive forum for internal corporate claims and (ii) the U.S. federal district courts as the exclusive forum for claims arising under the Securities Act of 1933. The Securities Act federal forum provision is a new feature relative to the current Delaware Bylaws, which do not contain a comparable provision.
Indemnification	DGCL Sections 145(a) and 145(b) permit indemnification of directors, officers, employees and agents. Our Delaware Certificate and Delaware Bylaws provide for mandatory indemnification of directors and officers, and permissive (Board-discretionary) indemnification of employees and agents, in each case to the fullest extent permitted by Delaware law.	NRS 78.7502 and 78.751 permit indemnification of directors, officers, employees and agents. The Nevada Articles and Nevada Bylaws provide for mandatory indemnification of directors and officers, and permissive (Board-discretionary) indemnification of employees and agents, in each case to the fullest extent permitted by Nevada law.
Number of Directors	Under Article V of the Delaware Certificate, the number of directors is fixed solely by resolution of a majority of the Whole Board.	Under Section 5.1 of the Nevada Articles, the number of directors is fixed solely by resolution of a majority of the Whole Board. This is unchanged from current practice.
Filling of Director Vacancies	Under Article VI of the Delaware Certificate, newly created directorships and vacancies on the Board are filled only by the affirmative vote of a majority of the remaining directors then in office (or by a sole remaining director), and not by stockholders.	Under Section 5.3 of the Nevada Articles, newly created directorships and vacancies on the Board are filled only by the affirmative vote of a majority of the remaining directors then in office (or by a sole remaining director), and not by stockholders. This is unchanged from current practice.
Charter Amendment	Under Article XII of the Delaware Certificate, amendments to specified provisions of the Delaware Certificate — including the preferred stock provision, vacancy-filling provision, prohibition on cumulative voting, stockholder action by written consent provisions, special meeting provisions, and the amendment provision itself — require the affirmative vote of holders of at least 66 2/3% of the voting power of the outstanding voting securities of the Company, voting together as a single class. Other amendments to the Delaware Certificate are governed by the DGCL Section 242 default requirement of a majority of the outstanding shares entitled to vote.	Under Article XIII of the Nevada Articles, the Nevada Articles may be amended in the manner prescribed by the NRS, without the supermajority entrenchment provisions of the current Delaware Certificate. NRS 78.385 generally requires the affirmative vote of a majority of the outstanding voting power for charter amendments. The Reincorporation therefore eliminates the 66 2/3% supermajority requirement for amendments to specified provisions of the charter, which is a change in stockholders’ favor.
Bylaw Amendment	Under Article XI of the Delaware Bylaws, stockholder amendments to specified provisions of the Delaware Bylaws — including the meetings of stockholders provisions, the director powers/number/vacancies/removal provisions, and the indemnification provisions — require the affirmative vote of holders of at least 66 2/3% of the voting power of all outstanding shares. The Board may amend the Delaware Bylaws by a majority of the Whole Board.	Under Article X of the Nevada Bylaws, the Nevada Bylaws may be amended by a simple majority of stockholders or by a majority of the Whole Board. The Nevada Bylaws do not impose a supermajority requirement for stockholder amendments. The Reincorporation therefore eliminates the 66 2/3% supermajority requirement for amendments to specified provisions of the bylaws, which is a change in stockholders’ favor.
Appraisal Rights	DGCL Section 262 provides for statutory appraisal rights in connection with certain mergers and consolidations, but does not provide such rights in connection with a conversion under DGCL Section 266.	NRS 92A.300 through 92A.500 generally provide for dissenters’ rights in connection with certain mergers, conversions and other corporate actions, subject to certain market-out exceptions.

The foregoing summary is provided for convenience only and is qualified in its entirety by reference to the full text of the applicable provisions of the DGCL, the NRS, the Delaware Certificate, the Delaware Bylaws, the Nevada Articles and the Nevada Bylaws. Stockholders are urged to read the Plan of Conversion, the Nevada Articles and the Nevada Bylaws attached as Annex A, Annex B and Annex C, respectively, to this Proxy Statement.

No Appraisal or Dissenters’ Rights

Under Delaware law, none of our stockholders has any statutory appraisal or dissenters’ rights in connection with the Reincorporation. Section 262 of the DGCL does not provide for appraisal rights in connection with a conversion of a Delaware corporation into a non-Delaware entity under Section 266 of the DGCL.

Because the Company is a Delaware corporation at the time of the stockholder vote on the Reincorporation, the availability of appraisal or dissenters’ rights in connection with the Reincorporation is governed by Delaware law, and, as described above, Delaware law does not provide such rights for a conversion effected under Section 266 of the DGCL. Although NRS 92A.300 to 92A.500, inclusive, generally provide dissenters’ rights to stockholders of a Nevada corporation in connection with certain mergers, conversions and other corporate actions, those provisions are subject to a “market-out” exception under NRS 92A.390, which generally provides that dissenters’ rights are not available with respect to shares of any class or series that, at the applicable record date, are listed on a national securities exchange (such as Nasdaq) or are held of record by more than 2,000 stockholders, subject to certain exceptions. In any event, because appraisal and dissenters’ rights in connection with the Reincorporation are determined under Delaware law, no appraisal or dissenters’ rights are available to our stockholders in connection with the Reincorporation, and we will not independently provide our stockholders with any such right.

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Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation that are generally applicable to U.S. holders of our common stock. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, administrative rulings, and court decisions in effect as of the date of this Proxy Statement, any of which may change, possibly retroactively, with effects that could be adverse to our stockholders. This summary does not address all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of his, her or its personal circumstances or to stockholders subject to special treatment under U.S. federal income tax laws. In addition, this summary does not address any state, local or foreign tax consequences of the Reincorporation.

We believe that the Reincorporation should constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code. Assuming the Reincorporation so qualifies, no gain or loss should be recognized by a U.S. holder of common stock as a result of the Reincorporation, the aggregate tax basis of the shares of common stock held by a U.S. holder immediately after the Reincorporation should be the same as the aggregate tax basis of such shares immediately before the Reincorporation, and the holding period of the shares of common stock held by a U.S. holder immediately after the Reincorporation should include the holding period of such shares immediately before the Reincorporation. We have not requested a ruling from the Internal Revenue Service or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation, and stockholders are urged to consult their own tax advisors regarding the federal, state, local and foreign tax consequences of the Reincorporation to them.

Accounting Treatment

The Reincorporation will result in no accounting change to the Company’s financial statements. The consolidated financial position and results of operations of the Company immediately after the Reincorporation will be the same as the consolidated financial position and results of operations immediately before the Reincorporation.

Regulatory Approvals

Other than the filing of the Delaware Certificate of Conversion with the Secretary of State of the State of Delaware and the filing of the Nevada Articles of Conversion and the Nevada Articles with the Secretary of State of the State of Nevada, no federal or state regulatory approvals or filings are required in connection with the Reincorporation.

Effect of Non-Approval; Interaction with Proposals 4 and 5

Approval of Proposal 3 is not conditioned on the approval of any other proposal.

If Proposal 3 is approved. If our stockholders approve Proposal 3 and the Reincorporation is completed, the Nevada Articles attached as Annex B to this Proxy Statement will take effect at the Effective Time as drafted. The Nevada Articles provide for 100,000,000 authorized shares of common stock and authorize the Board, in its sole discretion, to effect a reverse stock split of the outstanding common stock at a ratio in the range of 1-for-2 to 1-for-10 at any time within one (1) year following stockholder approval. Accordingly, those provisions of the Nevada Articles will be effective regardless of the outcome of the votes on Proposal 4 and Proposal 5, and the separate Delaware-law amendments contemplated by Proposal 4 and Proposal 5 (the Delaware Authorized Shares Amendment and the Delaware Reverse Split Amendment, each as defined below) will not be filed.

If Proposal 3 is not approved. If our stockholders do not approve Proposal 3, the Company will continue to be incorporated in Delaware and will continue to be governed by the DGCL, the Delaware Certificate and the Delaware Bylaws. In that event, the increase in authorized common stock and the discretionary reverse stock split authorization will be implemented, if at all, only through Proposal 4 and Proposal 5, respectively. Each of Proposal 4 and Proposal 5 will be voted on separately and will stand independently on its own merits, and each, if approved, will be implemented through an amendment to the Delaware Certificate as described in Proposal 4 and Proposal 5, respectively. If Proposal 4 is not approved by our stockholders, the Company will continue to have 25,000,000 authorized shares of common stock under the Delaware Certificate. If Proposal 5 is not approved by our stockholders, no reverse stock split will be authorized.

In summary: Proposals 4 and 5 act as Delaware-law fallbacks to permit the Company to implement the same charter changes that are bundled into the Nevada Articles in the event that the Reincorporation is not approved by stockholders. Stockholders are urged to read the Proxy Statement, including the Plan of Conversion (Annex A), the Nevada Articles (Annex B), the Nevada Bylaws (Annex C), the form of Delaware Authorized Shares Amendment (Annex D) and the form of Delaware Reverse Split Amendment (Annex E), carefully and in their entirety before voting on Proposal 3, Proposal 4 and Proposal 5.

Required Vote

Approval of Proposal 3 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, as required by Section 266 of the DGCL. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA, AS DESCRIBED IN PROPOSAL 3.

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PROPOSAL 4:

APPROVAL OF AN INCREASE IN THE NUMBER OF

AUTHORIZED SHARES OF COMMON STOCK

FROM 25,000,000 TO 100,000,000

Overview

Our Board has unanimously approved, and is recommending to our stockholders for their approval, an increase in the number of authorized shares of our common stock from 25,000,000 shares to 100,000,000 shares (the “Authorized Share Increase”). The number of authorized shares of preferred stock will not change.

Relationship to Proposal 3. This Proposal 4 is a Delaware-law fallback. If Proposal 3 (the Reincorporation) is approved by our stockholders and the Reincorporation is completed, the increase in authorized common stock contemplated by this Proposal 4 will be effected as a term of the Articles of Incorporation of NexGel, Inc., a Nevada corporation (the “Nevada Articles”), attached as Annex B to this Proxy Statement, without any separate action under this Proposal 4. In that case, the vote on this Proposal 4 will have no further legal effect, and the Delaware Authorized Shares Amendment described in this Proposal 4 will not be filed. This Proposal 4 is presented as a separate proposal so that, in the event Proposal 3 is not approved by stockholders (or the Board abandons the Reincorporation), the Company will be able to implement the Authorized Share Increase as an amendment to the Company’s current Certificate of Incorporation, as amended (the “Delaware Certificate”), substantially in the form attached as Annex D to this Proxy Statement. The manner of implementation is described in greater detail below under “Implementation of the Authorized Share Increase.” Approval of this Proposal 4 is not conditioned on the approval of any other proposal.

If the Authorized Share Increase is approved by our stockholders, the total number of shares of capital stock authorized for issuance by the Company will increase as set forth below:

Class of Stock	Current Authorized	Proposed Authorized
Common Stock, par value $0.001 per share	25,000,000	100,000,000
Preferred Stock, par value $0.001 per share (blank check)	5,000,000	5,000,000

Background and Reasons for the Authorized Share Increase

As of the Record Date, the Company had 9,225,242 shares of common stock issued and outstanding. In addition, as of such date, the Company had reserved an aggregate of approximately 38,049,084 shares of common stock for issuance upon (i) the exercise of outstanding stock options, the vesting of outstanding restricted stock units and future issuances under our equity incentive plans (approximately 1,135,186 shares), (ii) the conversion of outstanding convertible notes (including the Notes issued in the April Financing, the Celularity Note and the May Notes described in Proposal 2) at the initial Conversion Price of $0.60 per share (approximately 24,561,867 shares), and (iii) the exercise of outstanding warrants (including the Warrants issued in the April Financing and the May Financing described in Proposal 2) (approximately 12,352,031 shares).

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The following table sets forth, on an illustrative basis, the Company’s authorized, issued and reserved shares of common stock as of the Record Date:

Shares of Common Stock	Number of Shares
Authorized under the Delaware Certificate	25,000,000
Issued and outstanding	(9,225,242)
Reserved for outstanding options, restricted stock units and equity incentive plans	(1,135,186)
Reserved for outstanding warrants	(12,352,031)
Reserved for conversion of outstanding convertible notes (at initial Conversion Price of $0.60)	(22,641,668)
Reserved for conversion of other convertible notes (at initial Conversion Price of $0.60)	(1,920,199)
Authorized shares of common stock unavailable for further issuance (shortfall)	(22,274,326)

Note: The shortfall figure shown above reflects the difference between the Company’s currently authorized 25,000,000 shares of common stock and the aggregate of issued, outstanding and reserved shares (without giving effect to any beneficial ownership limitations applicable to the Notes or the Warrants). Because the Notes contain a conversion price reset and full-ratchet anti-dilution adjustments and have no floor on the Conversion Price, the number of shares for which the Company is required to maintain a reservation could be materially greater than the figure shown above, and the shortfall could correspondingly increase.

Because the Notes contain a conversion price reset and full-ratchet anti-dilution adjustments and have no floor on the Conversion Price, the number of shares of common stock potentially issuable upon conversion of the Notes is not capped and may materially exceed the number of shares currently reserved or currently available for issuance. The Purchase Agreements, the Notes and the Warrants require the Company to reserve and keep available a sufficient number of authorized but unissued shares of common stock to permit the conversion in full of the Notes and the exercise in full of the Warrants. The Company does not currently have a sufficient number of authorized shares of common stock to satisfy these share reservation obligations in full under all circumstances. If the Company is unable to reserve a sufficient number of shares of common stock to satisfy these obligations, the Company could be in breach of its covenants under the Purchase Agreements, the Notes and the Warrants, which could, among other things, give rise to an event of default under the Notes. Upon an event of default, the Notes could become immediately due and payable at a default redemption price equal to 105% of the outstanding principal amount plus accrued and unpaid interest and other amounts due, and interest could accrue at the default rate of up to 18% per annum. The Authorized Share Increase is intended to enable the Company to satisfy these contractual share reservation obligations and to avoid the consequences described above.

In addition to enabling the Company to comply with its existing contractual obligations, the Board believes that the Authorized Share Increase is necessary and appropriate to provide flexibility for future financing transactions and other corporate purposes. The Authorized Share Increase will enable the Company to:

●	Comply with Existing Contractual Obligations. Satisfy the share reservation obligations under the Purchase Agreements, the Notes and the Warrants issued in the April Financing and the May Financing.
●	Provide Financing Flexibility. Issue shares of common stock or securities convertible into or exercisable for common stock in connection with future capital raising transactions, including public or private offerings.
●	Continue Equity Incentive Compensation. Use equity-based compensation as a tool for attracting, retaining and motivating qualified employees, officers, directors and consultants.
●	Pursue Strategic Transactions. Issue shares in connection with potential acquisitions, joint ventures, licensing arrangements and other strategic transactions, including transactions related to the Celularity License Agreement.
●	Address General Corporate Needs. Take advantage of opportunities that may arise in the future without the delay and expense of seeking further stockholder approval to authorize additional shares.

Effect of the Authorized Share Increase

The Authorized Share Increase will not affect the par value of our common stock, the rights or privileges of holders of our common stock, or the number of shares of common stock issued and outstanding immediately prior to the Effective Time. The increase will result in additional authorized but unissued shares of common stock that the Board may issue from time to time without further action by our stockholders, except as required by applicable laws and regulations or stock exchange listing requirements. The Authorized Share Increase will not affect the authorized number or par value of our preferred stock.

Future issuances of common stock could be dilutive to existing stockholders. For example, the issuance of additional shares of common stock could reduce the proportionate ownership and voting power of existing stockholders and reduce earnings per share.

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Potential Anti-Takeover Effects

Although the Authorized Share Increase is not being proposed in response to any specific takeover threat or unsolicited proposal, and the Board is not aware of any current efforts to acquire control of the Company, the availability of additional authorized but unissued shares of common stock could, under certain circumstances, have anti-takeover effects. For example, additional authorized but unissued shares could be issued in transactions that would make a change in control of the Company more difficult or costly, such as by being issued (i) to persons aligned with management, (ii) in connection with a stockholder rights plan, or (iii) to dilute the stock ownership and voting power of a third party seeking to obtain control of the Company. The Authorized Share Increase is not part of any plan to deter takeovers, and the Board is not currently considering or proposing any actions that would have anti-takeover effects.

Implementation of the Authorized Share Increase

If Proposal 3 is approved by our stockholders and the Reincorporation is completed, the increase in authorized common stock will take effect as a term of the Nevada Articles, without any separate filing or further action under this Proposal 4. In that case, the vote on this Proposal 4 will have no further legal effect.

If Proposal 3 is not approved by our stockholders (or the Board abandons the Reincorporation) and this Proposal 4 is approved, the Authorized Share Increase will be implemented through an amendment to the Delaware Certificate (the “Delaware Authorized Shares Amendment”), substantially in the form attached to this Proxy Statement as Annex D, increasing the number of authorized shares of common stock from 25,000,000 to 100,000,000. In that case, the Company will remain a Delaware corporation, and the Board will have the authority, but not the obligation, to cause the Delaware Authorized Shares Amendment to be filed with the Secretary of State of the State of Delaware at any time prior to the date that is one (1) year following the date of the Annual Meeting (the “Delaware Authorized Shares Authorization Period”). The Board may consider, among other factors, the Company’s then-current contractual share reservation obligations and the Company’s anticipated capital needs in determining whether and when to file the Delaware Authorized Shares Amendment, in order to defer Delaware franchise taxes on the additional authorized shares until such time as the additional capacity is needed. Stockholders should be aware, however, that delaying the filing of the Delaware Authorized Shares Amendment carries a corresponding risk: in the event the Company’s contractual share reservation obligations or its capital needs accelerate unexpectedly (for example, as a result of a Conversion Price reset under the Notes, the receipt by the Company of conversion or exercise notices under the Notes or Warrants, or an opportunistic financing or strategic transaction), the Company may be temporarily unable to satisfy its share reservation obligations or to issue shares in the desired transaction until the Delaware Authorized Shares Amendment is filed, which in the case of share reservation obligations could give rise to an event of default under the Notes and the consequences described in “Background and Reasons for the Authorized Share Increase” above. The Board will weigh these considerations in determining when to file the Delaware Authorized Shares Amendment. The Board may abandon the Delaware Authorized Shares Amendment at any time prior to its filing, even if approved by stockholders, if the Board determines that the filing is no longer in the best interests of the Company and its stockholders. If the Board has not filed the Delaware Authorized Shares Amendment by the end of the Delaware Authorized Shares Authorization Period, the authority granted under this Proposal 4 to file the Delaware Authorized Shares Amendment will terminate, and the Company will continue to have 25,000,000 authorized shares of common stock under the Delaware Certificate.

If this Proposal 4 is not approved by our stockholders, the Delaware Authorized Shares Amendment will not be filed. In that case, if Proposal 3 is approved by our stockholders and the Reincorporation is completed, the increase in authorized common stock will nevertheless take effect as a term of the Nevada Articles as described above. If neither Proposal 3 nor this Proposal 4 is approved, the Company will continue to have 25,000,000 authorized shares of common stock under the Delaware Certificate.

Required Vote

Approval of Proposal 4 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, as required by Section 242 of the DGCL to amend the Delaware Certificate. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Approval of this Proposal 4 is not conditioned on the approval of any other proposal. If Proposal 3 is approved and the Reincorporation is completed, the Authorized Share Increase will be implemented as a term of the Nevada Articles, regardless of the outcome of the vote on this Proposal 4.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE INCREASE IN AUTHORIZED COMMON STOCK FROM 25,000,000 TO 100,000,000 SHARES, AS DESCRIBED IN PROPOSAL 4.

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PROPOSAL 5:

APPROVAL OF A DISCRETIONARY REVERSE STOCK SPLIT

OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF

1-FOR-2 TO 1-FOR-10

Overview

Our Board has unanimously approved, and is recommending to our stockholders for their approval, an amendment to the Company’s charter to effect a reverse stock split of our outstanding common stock at a ratio in the range of 1-for-2 to 1-for-10 (the “Reverse Stock Split”), with the exact ratio to be determined by the Board in its sole discretion at any time prior to the date that is one (1) year following the date of the Annual Meeting (the “Authorization Period”). If approved by our stockholders, the Board will have the authority, but not the obligation, to effect the Reverse Stock Split at any time during the Authorization Period. The Board may also abandon the Reverse Stock Split at any time prior to its effectiveness, even if approved by stockholders, if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Relationship to Proposal 3. This Proposal 5 is a Delaware-law fallback. If Proposal 3 (the Reincorporation) is approved by our stockholders and the Reincorporation is completed, the Nevada Articles attached as Annex B to this Proxy Statement will authorize the Board to effect the Reverse Stock Split under Nevada law during the Authorization Period, and the Reverse Stock Split (if effected) will be effected under Nevada law without any separate action under this Proposal 5. In that case, the vote on this Proposal 5 will have no further legal effect, and the Delaware Reverse Split Amendment described in this Proposal 5 will not be filed. This Proposal 5 is presented as a separate proposal so that, in the event Proposal 3 is not approved by stockholders (or the Board abandons the Reincorporation), the Company will be able to effect the Reverse Stock Split under Delaware law through an amendment to the Company’s current Certificate of Incorporation, as amended (the “Delaware Certificate”), substantially in the form attached as Annex E to this Proxy Statement. Approval of this Proposal 5 is not conditioned on the approval of any other proposal.

Background and Reasons for the Reverse Stock Split

Nasdaq Minimum Bid Price Deficiency.

Our common stock is listed on The Nasdaq Capital Market under the symbol “NXGL.” On April 22, 2026, we received a deficiency letter from the Nasdaq Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC notifying us that, for the prior 30 consecutive business days, the closing bid price of our common stock had been below the minimum $1.00 per share required for continued listing on The Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”).

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have been given 180 calendar days, or until October 19, 2026 (the “Compliance Deadline”), to regain compliance with the Minimum Bid Price Requirement. If at any time before the Compliance Deadline the closing bid price of our common stock is at least $1.00 per share for a minimum of 10 consecutive business days, the Staff will provide written confirmation that we have achieved compliance.

If we do not regain compliance with the Minimum Bid Price Requirement by the Compliance Deadline, we may be afforded a second 180 calendar day period to regain compliance, provided that we (i) meet the continued listing requirement for market value of publicly held shares and all other applicable initial listing standards for The Nasdaq Capital Market, except for the Minimum Bid Price Requirement, and (ii) notify Nasdaq of our intent to cure the deficiency during the second compliance period, by effecting a reverse stock split if necessary. If we do not regain compliance with the Minimum Bid Price Requirement by the end of the additional 180-day compliance period (or by the Compliance Deadline, if we are not eligible for an additional 180-day compliance period), our common stock will be subject to delisting from Nasdaq.

The primary purpose of the Reverse Stock Split is to provide the Board with a means to increase the per share trading price of our common stock in order to regain and maintain compliance with the Minimum Bid Price Requirement. The Board believes that obtaining stockholder approval for a Reverse Stock Split at the Annual Meeting will provide the Board with the flexibility to effect the Reverse Stock Split at the time, and at the ratio, the Board deems most appropriate based on market conditions and the trading price of our common stock at that time.

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Other Considerations.

In addition to enabling compliance with the Minimum Bid Price Requirement, the Board believes that the Reverse Stock Split may have the following additional benefits:

●	Appeal to Broader Investor Base. Many investors, including institutional investors and investment funds, are reluctant to invest in or are prohibited from investing in stocks trading below a certain price per share. A higher share price following the Reverse Stock Split may make our common stock more attractive to such investors.
●	Improved Marketability and Liquidity. Brokerage firms and certain other market participants may be reluctant to recommend stocks that trade at low share prices, and certain brokerage commission and transaction fee schedules may impose higher costs on transactions in low-priced stocks. A higher share price may improve the marketability and liquidity of our common stock.

There can be no assurance, however, that the Reverse Stock Split, if implemented, will result in any of the foregoing benefits. In particular, there can be no assurance that the market price per share of our common stock following the Reverse Stock Split will rise in proportion to the reduction in the number of outstanding shares, or that the market price per share will remain at or above $1.00 for any sustained period of time.

Discretion of the Board

If approved by our stockholders, the Board will have the authority, but not the obligation, to determine in its sole discretion, at any time during the Authorization Period:

●	whether to effect the Reverse Stock Split;
●	the exact ratio of the Reverse Stock Split within the range of 1-for-2 to 1-for-10; and
●	the effective date and time of the Reverse Stock Split.

In determining whether and when to effect the Reverse Stock Split, and in determining the ratio of the Reverse Stock Split, the Board will consider various factors, including:

●	the historical and projected performance of our common stock;
●	prevailing market conditions and general economic trends, including investor and analyst sentiment regarding reverse stock splits;
●	the projected effect of the Reverse Stock Split on the trading market for our common stock and on our compliance with the Minimum Bid Price Requirement;
●	our then-current capital structure and capital needs;
●	the existence of any pending corporate transactions; and
●	the Compliance Deadline (and any extension thereof) imposed by Nasdaq.

The Board may abandon the Reverse Stock Split at any time prior to its effectiveness, even if approved by stockholders, if the Board determines that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders. If the Board has not effected the Reverse Stock Split by the end of the Authorization Period, the authority of the Board to effect the Reverse Stock Split will terminate.

Scope of Authority; Single Reverse Stock Split. By approving this Proposal 5, stockholders will be authorizing the Board to effect only a single reverse stock split of the outstanding shares of common stock, at one ratio within the range of 1-for-2 to 1-for-10 selected by the Board, on one occasion during the Authorization Period. This Proposal 5 does not authorize the Board to effect more than one reverse stock split, to effect a reverse stock split at a ratio outside the approved range, or to effect a reverse stock split at any time after the end of the Authorization Period. If the Board effects a reverse stock split within the approved range during the Authorization Period, the authority granted under this Proposal 5 will be exhausted, and any subsequent reverse stock split would require a separate stockholder authorization (except to the extent the Board may be permitted to act under NRS 78.207, as described in Proposal 3). The purpose of providing the Board with discretion as to the exact ratio and timing within the approved parameters is to permit the Board to select the ratio and timing that it believes will be most effective in achieving and maintaining compliance with the Minimum Bid Price Requirement in light of market conditions at the relevant time; it is not intended to provide the Board with open-ended or recurring authority over the Company’s capital structure.

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Principal Effects of the Reverse Stock Split

If the Reverse Stock Split is effected, each whole number of outstanding shares of our common stock equal to the ratio selected by the Board within the range of 1-for-2 to 1-for-10 (the “Reverse Split Ratio”), immediately prior to the effective time of the Reverse Stock Split (the “Split Effective Time”) will, automatically and without any action on the part of the holder thereof, be combined into one (1) share of common stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s proportionate equity interest in the Company, except for de minimis changes resulting from the treatment of fractional shares (see “Treatment of Fractional Shares” below). The Reverse Stock Split will not affect the par value of our common stock or the number of authorized shares of common stock or preferred stock.

The table below illustrates, for purposes of disclosure only, the approximate effect of the Reverse Stock Split on the number of issued and outstanding shares of our common stock at various ratios in the range of 1-for-2 to 1-for-10, based on 9,225,242 shares of common stock outstanding as of the Record Date.

Reverse Stock Split Ratio	Approximate Shares of Common Stock Outstanding After the Reverse Stock Split
1-for-2	4,612,621
1-for-3	3,075,081
1-for-4	2,306,310
1-for-5	1,845,048
1-for-6	1,537,540
1-for-7	1,317,892
1-for-8	1,153,155
1-for-9	1,025,027
1-for-10	922,524

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the Reverse Stock Split. Stockholders who would otherwise hold a fractional share of common stock following the Reverse Stock Split will be entitled to receive one whole share of common stock in lieu of such fractional share (i.e., each fractional share resulting from the Reverse Stock Split will be rounded up to the nearest whole share).

Because each fractional share will be rounded up to a whole share, the Reverse Stock Split will result in a small increase in the number of shares of common stock outstanding relative to the number that would result from a precise mathematical application of the selected ratio. The Company does not expect this increase to be material to the total number of shares outstanding, although the actual effect will depend on the ratio selected by the Board and the distribution of share ownership among stockholders at the Split Effective Time. The rounding-up of fractional shares will have a proportionately greater effect on stockholders holding smaller numbers of shares; in particular, a stockholder who would otherwise hold only a fractional share following the Reverse Stock Split will receive one whole share and will therefore not be cashed out of, or eliminated as a holder of, the Company’s common stock as a result of the Reverse Stock Split. Conversely, the rounding-up of fractional shares will result in a very slight reduction in the proportionate ownership interest of stockholders whose holdings are not rounded up, relative to stockholders whose holdings are rounded up. For accounting purposes, upon effectiveness of the Reverse Stock Split, the stated capital on the Company’s balance sheet attributable to common stock will be reduced proportionately based on the reverse stock split ratio (subject to a de minimis adjustment for the rounding-up of fractional shares), and the additional paid-in capital account will be increased by the amount by which stated capital is reduced. Per share net income or loss and net book value per share will be increased because there will be fewer shares of common stock outstanding. The Company does not expect the Reverse Stock Split, including the rounding-up of fractional shares, to have any material effect on the Company’s total stockholders’ equity.

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Effect on Authorized Shares

The Reverse Stock Split will not change the number of authorized shares of our common stock or preferred stock. If Proposal 4 (the Authorized Share Increase) is approved, immediately following the Reverse Stock Split the Company will have 100,000,000 authorized shares of common stock and 5,000,000 authorized shares of preferred stock. If Proposal 4 is not approved, the Company will have 25,000,000 authorized shares of common stock and 5,000,000 authorized shares of preferred stock following the Reverse Stock Split. Because the Reverse Stock Split will reduce the number of issued and outstanding shares of common stock without a corresponding reduction in authorized shares, the Reverse Stock Split will result in a relative increase in the number of authorized but unissued shares of common stock available for future issuance. This effect, and the resulting potential for additional dilution of existing stockholders through future share issuances, would be more pronounced if Proposal 4 is also approved.

Because the Reverse Stock Split is not accompanied by a proportional adjustment to the authorized share count, the Reverse Stock Split is not within the scope of NRS 78.207 (which permits a Nevada board to effect a recapitalization action without further stockholder approval only where the change in the authorized share count is proportional to the change in the issued and outstanding shares). Accordingly, the Reverse Stock Split requires the express stockholder authorization being sought under this Proposal 5 (or, if effected under the Nevada Articles following the Reincorporation, requires the express stockholder authorization contained in Section 4.4 of the Nevada Articles, which stockholders are being asked to approve as part of Proposal 3). For additional discussion of the Board’s authority to effect proportional recapitalization actions under NRS 78.207 following the Reincorporation, see Proposal 3 under “Comparison of Stockholder Rights — Stockholder Vote Required for Proportional Stock Splits and Reverse Stock Splits.”

Effect on Outstanding Equity Awards, Convertible Securities and Warrants

The number of shares of common stock issuable upon the exercise of outstanding stock options and warrants, upon the vesting of outstanding restricted stock units and upon the conversion of outstanding convertible promissory notes (including the Notes described in Proposal 2), and the per share exercise price or conversion price applicable to such securities, will be proportionately adjusted in accordance with the terms of such instruments to give effect to the Reverse Stock Split. The aggregate number of shares of common stock available for future awards under our equity incentive plans will also be proportionately reduced.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ rights or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right. If the Reverse Stock Split is effected under Delaware law through the Delaware Reverse Split Amendment, no appraisal rights are available under the DGCL with respect to an amendment to the certificate of incorporation effecting a reverse stock split. If the Reverse Stock Split is effected under Nevada law following the Reincorporation, no dissenters’ rights are available under the NRS with respect to a reverse stock split effected by the filing of a certificate of change pursuant to NRS 78.209.

Certain U.S. Federal Income Tax Consequences

The following discussion summarizes certain U.S. federal income tax consequences of the Reverse Stock Split that are generally applicable to U.S. holders of our common stock. This summary does not address all U.S. federal income tax considerations that may be relevant to a particular stockholder, nor does it address any state, local or foreign tax consequences. Stockholders are urged to consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of the Reverse Stock Split to them.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes within the meaning of Section 368(a)(1)(E) of the Code. As a result, a U.S. holder of common stock generally should not recognize gain or loss upon the Reverse Stock Split, except in respect of any whole shares received in lieu of fractional shares as described below. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split (including any whole shares received in lieu of fractional shares) should equal the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares received should include the holding period of the pre-Reverse Stock Split shares exchanged therefor. With respect to whole shares received in lieu of fractional shares, the tax consequences are not entirely clear; however, the Internal Revenue Service may, depending on the specific facts and circumstances, treat the receipt of a whole share in lieu of a fractional share as a non-taxable rounding adjustment or may treat the holder as receiving a small additional fractional interest in the Company that is taxable. Stockholders should consult their own tax advisors regarding the U.S. federal, state, local and foreign tax consequences of the Reverse Stock Split to them, including, but not limited to, the tax consequences of receiving a whole share in lieu of a fractional share.

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Implementation of the Reverse Stock Split

If Proposal 3 is approved by our stockholders and the Reincorporation is completed, the authority to effect the Reverse Stock Split will be conferred on the Board under the Nevada Articles, and the Reverse Stock Split (if effected) will be effected under Nevada law by the filing of a certificate of change with the Secretary of State of the State of Nevada pursuant to NRS 78.209. In that case, the vote on this Proposal 5 will have no further legal effect, and the Delaware Reverse Split Amendment described below will not be filed.

If Proposal 3 is not approved by our stockholders (or the Board abandons the Reincorporation) and this Proposal 5 is approved, the Reverse Stock Split will be effected, if at all, under Delaware law through an amendment to the Delaware Certificate (the “Delaware Reverse Split Amendment”), substantially in the form attached to this Proxy Statement as Annex E. In that case, the Board will have the authority, during the Authorization Period, to cause the Delaware Reverse Split Amendment, reflecting the reverse stock split ratio selected by the Board, to be filed with the Secretary of State of the State of Delaware, at which time the Reverse Stock Split will become effective.

In either case, the Board’s authority to effect the Reverse Stock Split will be subject to the same range of ratios (1-for-2 to 1-for-10), the same Authorization Period, the same discretion as to whether and when to effect the Reverse Stock Split, the same treatment of fractional shares, and the same ability of the Board to abandon the Reverse Stock Split, in each case as described in this Proposal 5. If this Proposal 5 is not approved by our stockholders, the Delaware Reverse Split Amendment will not be filed; in that case, if Proposal 3 is approved by our stockholders and the Reincorporation is completed, the Board will nevertheless have authority to effect the Reverse Stock Split under the Nevada Articles as described above.

Required Vote

Approval of Proposal 5 requires the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting, as required by Section 242 of the DGCL to amend the Delaware Certificate. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Approval of this Proposal 5 is not conditioned on the approval of any other proposal. If Proposal 3 is approved and the Reincorporation is completed, the authority to effect the Reverse Stock Split will be conferred on the Board under the Nevada Articles, regardless of the outcome of the vote on this Proposal 5.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE DISCRETIONARY REVERSE STOCK SPLIT, AS DESCRIBED IN PROPOSAL 5.

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PROPOSAL 6:

ADVISORY VOTE TO APPROVE THE COMPENSATION

OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

Overview

Pursuant to Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to cast an advisory (non-binding) vote on the compensation of our named executive officers for the fiscal year ended December 31, 2025, as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

In 2025, at our 2025 Annual Meeting of Stockholders, our stockholders voted, on an advisory basis, on the frequency of future advisory votes on the compensation of our named executive officers. Consistent with that vote, our Board determined that we will hold an advisory vote on the compensation of our named executive officers on an annual basis. Accordingly, this Proposal 6 is the next annual advisory “say-on-pay” vote of our stockholders. The next advisory vote on the frequency of future advisory “say-on-pay” votes is expected to be held at our 2031 Annual Meeting of Stockholders, as required by Section 14A of the Exchange Act.

Compensation Philosophy

As described in greater detail under “Executive Compensation” below, our executive compensation program is designed to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our compensation packages are designed to be competitive in our industry and to provide compensation opportunities that are tied to individual and corporate performance.

We are asking our stockholders to indicate their support for our named executive officers’ compensation as described in this Proxy Statement, including the compensation tables and the related narrative disclosure. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2026 Annual Meeting of Stockholders, including the compensation tables and the related narrative disclosure, is hereby APPROVED on an advisory basis.”

This vote is advisory and therefore not binding on the Company, the Board or the Compensation Committee. However, our Board and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the compensation of our named executive officers as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Required Vote

Assuming the presence of a quorum, approval of Proposal 6 will require the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. As an advisory vote, this proposal is non-binding.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS, AS DESCRIBED IN PROPOSAL 6.

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PROPOSAL 7:

RATIFICATION OF THE APPOINTMENT OF

TURNER, STONE & COMPANY, L.L.P.

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

Overview

The Audit Committee of our Board has selected Turner, Stone & Company, L.L.P. (“Turner, Stone”), Dallas, Texas (PCAOB ID 76), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Turner, Stone has acted as our independent registered public accounting firm since 2019. The Audit Committee and the Board are submitting the selection of Turner, Stone to our stockholders for ratification as a matter of good corporate governance.

If our stockholders fail to ratify the selection of Turner, Stone, the Audit Committee will reconsider whether or not to retain Turner, Stone. Even if our stockholders ratify the selection of Turner, Stone, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and our stockholders.

Representatives of Turner, Stone are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from stockholders.

Audit Fees and Other Fees

For the fiscal years ended December 31, 2025 and 2024, Turner, Stone billed us the following fees, including expenses, in connection with services rendered by that firm to us:

Fee Category	Year Ended December 31, 2025 ($)	Year Ended December 31, 2024 ($)
Audit Fees	171,290	165,709
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	171,290	165,709

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our Forms 10-K and 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. During our fiscal years ended December 31, 2025 and 2024, there were no such fees billed by Turner, Stone.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax return preparation. During our fiscal years ended December 31, 2025 and 2024, there were no such fees billed by Turner, Stone.

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“All Other Fees” consisted of fees billed for products and services provided by the principal accountant, other than the services reported above. During our fiscal years ended December 31, 2025 and 2024, there were no such fees billed by Turner, Stone.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

Required Vote

Assuming the presence of a quorum, approval of Proposal 7 will require the affirmative vote of a majority of the votes cast at the Annual Meeting on this proposal. Abstentions will have no effect on the outcome of this proposal. Because this is considered a routine matter, broker non-votes are not expected with respect to this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF TURNER, STONE & COMPANY, L.L.P. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026, AS DESCRIBED IN PROPOSAL 7.

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EXECUTIVE COMPENSATION

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

Summary Compensation Table

The following table summarizes all compensation received by our named executive officers for the fiscal years ended December 31, 2025 and December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)		Option Awards ($)		All Other Comp. ($)		Total ($)
Adam Levy Chief Executive Officer	2025	373,077	15,000	100,000	(1)	378,600	(2)	10,500		877,177
and President	2024	325,000	25,000	50,000	(3)	—		17,550	(4)	437,550
Joseph F. McGuire Former Chief Financial Officer (5)	2025	190,769	—	—		252,400	(6)	3,000		446,169
Adam E. Drapczuk III Former Interim Chief Financial Officer (7)	2024	248,229	—	—		—		—		248,229

(1) Represents an equity grant of 26,116 shares of common stock to Mr. Levy granted on January 2, 2025, which vested in twelve equal monthly installments during 2025. The shares were valued at $3.829 per share, the closing per share price of the Company’s common stock as reported on Nasdaq on January 2, 2025 (or an aggregate of $100,000).

(2) Represents 150,000 stock options granted to Mr. Levy on January 2, 2025 under the NexGel, Inc. 2019 Long-Term Incentive Plan (the “2019 Plan”), with a per share exercise price of $3.829, a five-year term, and vesting in four equal annual installments of 37,500 shares on each of December 31, 2025, 2026, 2027 and 2028. Amounts in this column represent the aggregate grant date fair value of options granted in the reported year, determined in accordance with FASB ASC Topic 718.

(3) Represents an equity grant of 22,222 shares of common stock to Mr. Levy which vested on a monthly basis during the fiscal year ended December 31, 2024 and which were valued at $2.25 per share, which was the Company’s fair market value per share on the date of the grant, January 2, 2024 (or an aggregate of $50,000).

(4) Includes a cash reimbursement for an automobile allowance.

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(5) Mr. McGuire served as the Company’s Chief Financial Officer from January 1, 2025 until his employment with the Company terminated effective December 31, 2025.

(6) Represents 100,000 stock options granted to Mr. McGuire on January 2, 2025 under the 2019 Plan, with a per share exercise price of $3.829, vesting as follows: (i) 25,000 shares on September 1, 2025 and (ii) the remaining 75,000 shares in equal monthly installments over thirty-six months beginning on October 31, 2025.

(7) Mr. Drapczuk served as the Company’s Chief Financial Officer from June 1, 2021 until December 31, 2024 and continued to serve as a financial consultant to the Company from January 1, 2025 through December 31, 2025. Effective January 1, 2026, Mr. Drapczuk was appointed Interim Chief Financial Officer of the Company, in which role he served until his resignation effective April 27, 2026 in connection with the appointment of Mr. Blackman as Chief Financial Officer. Mr. Drapczuk continues to provide financial consulting services to the Company.

Narrative Disclosure to Summary Compensation Table

Levy Employment Agreement.

On December 30, 2024, the Company entered into an employment agreement with Mr. Levy (the “Levy Employment Agreement”), pursuant to which Mr. Levy serves as the Company’s Chief Executive Officer and President. Pursuant to the Levy Employment Agreement, Mr. Levy is paid a base salary of $375,000 per year. Mr. Levy also received a grant of shares of the Company’s common stock equal to $100,000 divided by the closing per share price of the Company’s common stock as reported on Nasdaq on January 2, 2025, which was $3.829 and equates to 26,116 shares of common stock. The grant vests in twelve equal monthly installments (subject to any rounding adjustments) during the term of the Levy Employment Agreement with the first installment vesting on January 2, 2025.

Additionally, on January 2, 2025, Mr. Levy received stock options under the 2019 Plan to purchase up to 150,000 shares of the Company’s common stock at a per share exercise price of $3.829, which is equal to the closing per share price of the Company’s common stock as reported on Nasdaq on January 2, 2025. The Levy Stock Option has a five-year term and vests as follows: 37,500 shares of common stock underlying the Levy Stock Option vest on December 31, 2025, 2026, 2027 and 2028, respectively, provided Mr. Levy is employed on the applicable vesting date by the Company unless Mr. Levy is terminated without cause or resigns for good reason (as defined in the Levy Employment Agreement) during the vesting period in which case the Levy Stock Option shall accelerate, vest and become exercisable immediately. In the event of a Change in Control (as defined in the 2019 Plan) of the Company, any unvested portion of the Levy Stock Option shall accelerate, vest and become exercisable immediately prior to the Change in Control.

Blackman Employment Agreement.

On April 25, 2026, the Company entered into an employment agreement with Mr. Blackman (the “Blackman Employment Agreement”), pursuant to which Mr. Blackman serves as the Company’s Chief Financial Officer effective April 27, 2026. The Blackman Employment Agreement provides for, among other things, a base salary, eligibility for an annual cash bonus and equity awards in accordance with the Company’s applicable equity incentive plans. The Blackman Employment Agreement contains customary non-competition, non-solicitation, confidentiality and assignment of inventions provisions, including a one-year post-employment non-competition restriction in the United States, a one-year post-employment employee non-solicitation restriction, and a two-year post-employment customer and vendor non-solicitation restriction. The Blackman Employment Agreement is governed by the laws of the State of New York. The Blackman Employment Agreement also provides for severance benefits in the event Mr. Blackman’s employment is terminated by the Company without cause or by Mr. Blackman for good reason (as such terms are defined in the Blackman Employment Agreement). The applicable Severance Period (as defined in the Blackman Employment Agreement) is (i) three months if such termination occurs on or before the date that is six months after the Blackman Effective Date, (ii) six months if such termination occurs after the date that is six months after the Blackman Effective Date but on or before the first anniversary of the Blackman Effective Date, and (iii) twelve months if such termination occurs thereafter.

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Other Employment Arrangements.

Except as noted above, we do not have employment agreements with Mr. Adam E. Drapczuk III, our former Interim Chief Financial Officer, or any of our other employees, each of whom are employees-at-will.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of our named executive officers and which remained outstanding as of December 31, 2025.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock Not Vested (#)	Market Value of Shares or Units Not Vested ($)
Adam Levy	14,286	—	5.25	9/9/2031	—	—
	37,500	112,500	3.83	1/2/2030	—	—
	—	—	—	—	8,750	14,088
Joseph F. McGuire (1)	31,252	68,748	3.83	1/2/2035	—	—

(1) Mr. McGuire’s employment with the Company terminated effective December 31, 2025. To the extent any portion of his outstanding equity awards was forfeited upon the termination of his employment, the table above reflects only those amounts that remained outstanding as of December 31, 2025.

Pay versus Performance

As an “emerging growth company,” we are not required to provide the executive compensation Pay versus Performance disclosure described in Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act or Item 402(v) of Regulation S-K.

Indemnification of Directors and Officers

Our Certificate of Incorporation provides for mandatory indemnification of our present and former directors and officers, and permissive (Board-discretionary) indemnification of our employees and agents, in each case against liabilities and expenses arising from their service to the fullest extent permitted by Delaware law, including persons serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. If the Reincorporation contemplated by Proposal 3 is approved by stockholders and consummated, then following the Effective Time, the Company will be governed by Nevada law and will provide for mandatory indemnification of its directors and officers, and permissive (Board-discretionary) indemnification of its employees and agents, in each case to the fullest extent permitted by Nevada law.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025 with respect to our equity compensation plans under which our equity securities are authorized for issuance:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options ($) (b)	Securities Remaining Available for Future Issuance Excluding (a) (c)
Equity compensation plans approved by security holders	515,863	2.38	518,655
Equity compensation plans not approved by security holders	—	—	—
Total	515,863	2.38	518,655

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AUDIT COMMITTEE MATTERS

Report of the Audit Committee

The Audit Committee provides assistance and guidance to our Board in fulfilling its oversight responsibilities to our stockholders with respect to (i) our corporate accounting and financial reporting practices, (ii) the integrity of our financial statements, (iii) the qualifications, independence and performance of our independent registered public accounting firm, (iv) our internal controls and financial reporting processes, and (v) our compliance with applicable legal and regulatory requirements. The Audit Committee operates pursuant to a charter that is reviewed annually by the Audit Committee. Each member of the Audit Committee is an independent director under the Nasdaq listing standards and Rule 10A-3 under the Exchange Act.

In the performance of its oversight function, the Audit Committee:

●	reviewed and discussed with management and Turner, Stone & Company, L.L.P., our independent registered public accounting firm, our audited financial statements for the fiscal year ended December 31, 2025;
●	discussed with Turner, Stone & Company, L.L.P. the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (the “PCAOB”);
●	received the written disclosures and the letter from Turner, Stone & Company, L.L.P. required by applicable requirements of the PCAOB regarding Turner, Stone & Company, L.L.P.’s communications with the Audit Committee concerning independence, and discussed with Turner, Stone & Company, L.L.P. its independence; and
●	considered whether the provision by Turner, Stone & Company, L.L.P. of services to us other than audit services is compatible with maintaining their independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2025 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC.

Respectfully submitted,

THE AUDIT COMMITTEE

Scott R. Henry (Chairperson)

Steven Glassman

Steven A. Ciardiello

The foregoing report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our common stock as of the Record Date (unless otherwise noted) by (i) each stockholder that has indicated in public filings that the stockholder beneficially owns more than five percent of our common stock, (ii) each of the Company’s directors and named executive officers and (iii) all directors and executive officers as a group. Except as otherwise noted, each person listed below, either alone or together with members of the person’s family sharing the same household, had, to our knowledge, sole voting and investment power with respect to the shares listed next to the person’s name.

Name and Address (1)	Number of Shares Beneficially Owned	Percentage of Ownership (2)
5% Stockholders and Other Significant Beneficial Owners
Asymmetry Point LP (3)	745,000	8.08%
Sequence LifeScience, Inc. (4)	484,517	4.99%
Directors and Named Executive Officers
Adam Levy (5)	422,507	4.54%
Ian Blackman (6)	62,501	*
Steven Glassman (7)	331,411	3.53%
Steven A. Ciardiello (8)	125,110	1.34%
Scott R. Henry (9)	268,614	2.86%
Dr. Jerome B. Zeldis (10)	226,578	2.42%
Brian J. Kieser (11)	484,517	4.99%
Kevin M. Harris (12)	0	*
Adam E. Drapczuk III (13)	236,028	2.53%
All directors and executive officers as a group (9 persons) (14)	2,157,266	23.38%

* Less than 1%.

(1) Except as indicated, the address of the person named in the table is c/o NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047.

(2) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, warrants or convertible notes held by that person that are currently exercisable or convertible, or will become exercisable or convertible within 60 days after the Record Date, are deemed outstanding, while such shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Applicable percentage ownership is based on 9,225,242 shares of common stock outstanding as of the Record Date. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

(3) The address for Asymmetry Point LP is 100 Biscayne Boulevard, Floor 12, Miami, Florida 33132. Beneficial ownership is based on the most recent Schedule 13G (or amendment thereto) filed with the SEC.

(4) Sequence LifeScience, Inc.’s deemed beneficial ownership is held below 5% as a result of the 4.99% beneficial ownership limitation described below, and accordingly Sequence does not meet the more-than-5% threshold under Item 403 of Regulation S-K. The Company has nevertheless elected to include Sequence in this disclosure on a voluntary basis given the size of the underlying Note and Warrant position and the related party relationship with Mr. Kieser. Consists of shares of common stock issuable upon conversion of the convertible promissory note (in the original principal amount of $5,500,000) and exercise of the warrant (exercisable for up to 4,583,334 shares) issued to Sequence LifeScience, Inc. on April 17, 2026, in each case subject to the 4.99% beneficial ownership limitation and the Exchange Cap described in Proposal 2 above. The 4.99% beneficial ownership limitation applicable to the convertible note and warrant held by Sequence LifeScience, Inc. is calculated on an aggregated basis together with the convertible note and warrant held by Mr. Kieser individually (described in footnote (11) below), based on the relationship between Sequence LifeScience, Inc. and Mr. Kieser. The number of shares set forth above represents the maximum number of shares deemed beneficially owned in the aggregate by Sequence LifeScience, Inc. and Mr. Kieser after giving effect to such aggregated 4.99% beneficial ownership limitation, calculated such that the aggregate beneficial ownership of Sequence LifeScience, Inc. and Mr. Kieser, expressed as a percentage of the sum of (x) 9,225,242 shares of common stock outstanding as of the Record Date and (y) the shares of common stock deemed beneficially owned by them, equals 4.99%. The address for Sequence LifeScience, Inc. is 4590 Lockhill Selma Rd, San Antonio, Texas 78249. Mr. Brian J. Kieser, who serves as the Chief Executive Officer and is the indirect sole owner of Sequence LifeScience, Inc., may be deemed to have voting and dispositive power over the shares of common stock held by Sequence LifeScience, Inc.

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(5) Consists of (i) 342,692 shares of common stock, (ii) options to purchase 51,789 shares of common stock that are currently exercisable or will become exercisable within 60 days, (iii) warrants to purchase 1,818 shares of common stock that are currently exercisable, and (iv) 26,208 shares of common stock that have vested or will vest within 60 days. Does not include any shares of common stock issuable upon conversion of the May 2026 convertible promissory note in the original principal amount of $60,000 or exercise of the May 2026 warrant in the original aggregate purchase price of $60,000 issued to Mr. Levy, in each case subject to the 4.99% beneficial ownership limitations and the Exchange Cap described in Proposal 2 above.

(6) Consists of (i) warrants to purchase 20,834 shares of common stock that are currently exercisable and (ii) 41,667 shares of common stock currently exercisable under a convertible promissory note subject to various limitations.

(7) Consists of (i) 156,655 shares of common stock, (ii) options to purchase 84,286 shares of common stock that are currently exercisable or will become exercisable within 60 days, (iii) warrants to purchase 43,803 shares of common stock that are currently exercisable, (iv) 41,667 shares of common stock currently exercisable under a convertible promissory note subject to various limitations, and (v) 5,000 shares of common stock that have vested or will vest within 60 days.

(8) Consists of (i) 21,739 shares of common stock, (ii) options to purchase 30,000 shares of common stock that are currently exercisable or will become exercisable within 60 days, (iii) warrants to purchase 31,704 shares of common stock that are currently exercisable, and (iv) 41,667 shares of common stock currently exercisable under a convertible promissory note subject to various limitations.

(9) Consists of (i) 113,356 shares of common stock, (ii) options to purchase 70,000 shares of common stock that are currently exercisable or will become exercisable within 60 days, (iii) warrants to purchase 38,591 shares of common stock that are currently exercisable, (iv) 41,667 shares of common stock currently exercisable under a convertible promissory note subject to various limitations, and (v) 5,000 shares of common stock that have vested or will vest within 60 days. Does not include any shares of common stock issuable upon conversion of the May 2026 convertible promissory note in the original principal amount of $25,000 or exercise of the May 2026 warrant in the original aggregate purchase price of $25,000 issued to Mr. Henry, in each case subject to the 4.99% beneficial ownership limitations and the Exchange Cap described in Proposal 2 above.

(10) Consists of (i) 106,664 shares of common stock, (ii) options to purchase 98,572 shares of common stock that are currently exercisable or will become exercisable within 60 days, and (iii) warrants to purchase 21,342 shares of common stock that are currently exercisable.

(11) Mr. Kieser was appointed to the Board on May 6, 2026. The shares of common stock shown for Mr. Kieser consist of shares deemed beneficially owned by Mr. Kieser by virtue of (i) his indirect sole ownership of, and his role as Chief Executive Officer of, Sequence LifeScience, Inc., as described in footnote (4) above, and (ii) the convertible promissory note (in the original principal amount of $1,000,000) and the warrant (exercisable for up to 833,334 shares) issued to Mr. Kieser individually on May 11, 2026 in connection with the May Financing, in each case subject to the 4.99% beneficial ownership limitation and the Exchange Cap described in Proposal 2 above. The 4.99% beneficial ownership limitation applicable to the convertible note and warrant held by Mr. Kieser individually is calculated on an aggregated basis together with the convertible note and warrant held by Sequence LifeScience, Inc., based on the relationship between Mr. Kieser and Sequence LifeScience, Inc. Accordingly, the number of shares of common stock shown for Mr. Kieser in the table above is the same as the number of shares of common stock shown for Sequence LifeScience, Inc., reflecting the aggregated 4.99% beneficial ownership limitation.

(12) Mr. Harris was appointed to the Board on May 6, 2026 and, to the knowledge of the Company, does not currently hold shares of common stock or other securities convertible into or exercisable for common stock.

(13) Mr. Drapczuk served as Interim Chief Financial Officer from January 1, 2026 until his resignation effective April 27, 2026 in connection with the appointment of Mr. Blackman. He is included in this table because he was a named executive officer for the fiscal year ended December 31, 2024. Beneficial ownership consists of (i) 122,385 shares of common stock, (ii) warrants to purchase 66,976 shares of common stock that are currently exercisable, (iii) 41,667 shares of common stock currently exercisable under a convertible promissory note subject to various limitations, and (iv) 5,000 shares of common stock that have vested or will vest within 60 days. Mr. Drapczuk currently continues to serve as a financial consultant to the Company.

(14) The total number of shares of common stock beneficially owned by all directors and executive officers as a group reflects the aggregated 4.99% beneficial ownership limitation applicable to Mr. Kieser and Sequence LifeScience, Inc. described in footnotes (4) and (11) above (and accordingly does not double-count the shares deemed beneficially owned by virtue of Mr. Kieser’s relationship with Sequence LifeScience, Inc.). The total does not include shares of common stock beneficially owned by any 5% stockholder that is not also a director or executive officer.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policies and Procedures for Review of Related Party Transactions

Our Audit Committee’s charter requires the Audit Committee to review and approve, or recommend for the approval of the Board, all related party transactions required to be disclosed under Item 404 of Regulation S-K. In determining whether to approve any such related party transaction, the Audit Committee considers, among other factors it deems appropriate, whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction.

Transactions with Related Persons

Below is a description of certain transactions or series of similar transactions since January 1, 2024 to which we have been or will be a participant and in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest. Compensation arrangements with our directors and executive officers, including indemnification arrangements, are described under “Executive Compensation,” “Director Compensation” and “Indemnification of Directors and Officers” above.

April 2026 Financing.

On April 17, 2026, in connection with the April Financing described in Proposal 2 above, Sequence LifeScience, Inc. (“Sequence”) purchased April Notes in the original aggregate principal amount of $5,500,000 (convertible at the initial Conversion Price into up to 9,166,667 shares of our common stock) and April Warrants exercisable for up to 4,583,334 shares of our common stock. Mr. Brian J. Kieser, who was appointed to our Board on May 6, 2026, serves as the Chief Executive Officer and is the indirect sole owner of Sequence and, accordingly, may be deemed to have an indirect material interest in the foregoing transaction with Sequence. Mr. Kieser was not a director of the Company at the time of the April Financing. Mr. Kevin M. Harris, who was also appointed to our Board on May 6, 2026, serves as the Chief Operating Officer of Sequence but does not have any equity ownership interest in Sequence or its parent.

Also in connection with the April Financing, three members of our Board and two executive officers of the Company invested an aggregate of $125,000 in the April Financing, with each such investor investing $25,000 on the same terms and conditions as the unaffiliated Buyers.

May 2026 Financing.

Between May 11, 2026 and May 14, 2026, in connection with the May Financing described in Proposal 2 above, the following directors of the Company purchased May Notes and May Warrants on the same terms and conditions as the unaffiliated Buyers: (i) Mr. Kieser purchased May Notes (in his individual capacity) in the original principal amount of $1,000,000 (convertible at the initial Conversion Price into up to 1,666,667 shares of our common stock) and May Warrants exercisable for up to 833,334 shares of our common stock; (ii) Mr. Levy purchased May Notes and May Warrants for an aggregate purchase price of $60,000; and (iii) Mr. Henry purchased May Notes and May Warrants for an aggregate purchase price of $25,000.

Other than as described above and the compensation arrangements with our directors and executive officers described elsewhere in this Proxy Statement, since January 1, 2024 there has been no transaction, and there is currently no proposed transaction, in which the Company was or is to be a participant and in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest. There were no related party transactions during the fiscal year ended December 31, 2025 that exceeded the thresholds set forth above.

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ADDITIONAL INFORMATION

Stockholder Proposals for 2027 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2027 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. To be included in our proxy statement and proxy card for the 2027 Annual Meeting of Stockholders, stockholder proposals must be received by us no later than February 8, 2027 (which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement) and must comply in all other respects with applicable rules and regulations of the SEC relating to such inclusion.

If a stockholder wishes to present a proposal that is not intended to be included in our proxy statement and proxy card pursuant to Rule 14a-8 or to nominate a person for election to the Board at the 2027 Annual Meeting of Stockholders, the stockholder must give written notice to the Corporate Secretary of the Company at our principal executive offices, in accordance with the requirements of our Bylaws. Our Bylaws contain advance notice provisions that require stockholders to give the Company timely advance written notice of any business they wish to bring before, and of any director nominations they wish to submit at, an annual meeting of stockholders, and to comply with certain other requirements. To be timely, the stockholder’s notice must be received by the Corporate Secretary of the Company not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting (which date, for purposes of the 2027 Annual Meeting of Stockholders, will be June 9, 2026), providing a deadline range for the 2027 Annual Meeting of Stockholders of March 25, 2027 to April 24, 2027; provided, however, that in the event no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be received by the Company not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which the Company first publicly announces the date of such annual meeting. Stockholders wishing to submit proposals or director nominations for the 2027 Annual Meeting of Stockholders must do so in accordance with the requirements set forth in our Bylaws.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting of Stockholders must provide notice that sets forth the information required by Rule 14a-19 to the Corporate Secretary of the Company at our principal executive offices no later than May 11, 2027 (60 calendar days prior to the anniversary date of this year’s Annual Meeting).

Householding

As permitted by the rules of the SEC, only one copy of this Proxy Statement and the 2025 Annual Report is being delivered to stockholders residing at the same address, unless such stockholders have notified the Company of their desire to receive multiple copies. This practice is known as “householding” and is designed to reduce duplicate mailings and save printing and postage costs. The Company will deliver promptly upon written or oral request a separate copy of this Proxy Statement and the 2025 Annual Report to a stockholder at a shared address to which a single copy of either document was delivered. For copies, or to notify the Company that you do not wish to participate in householding, please contact our Corporate Secretary at the Company’s offices located at 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047 or by telephone at (215) 702-8550.

Other Business

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where You Can Find More Information

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC’s website at www.sec.gov. Our SEC filings are also available, free of charge, on our website at www.nexgel.com under “Investors” as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained on or accessible through our website is not part of this Proxy Statement.

This Proxy Statement incorporates by reference the following documents filed by the Company with the SEC: (i) the Company’s Current Report on Form 8-K filed with the SEC on April 21, 2026 (with respect to the April Financing and the Celularity License Agreement); (ii) the Company’s Current Report on Form 8-K filed with the SEC on April 23, 2026 (with respect to the Nasdaq Minimum Bid Price Deficiency); (iii) the Company’s Current Report on Form 8-K filed with the SEC on May 12, 2026 (with respect to the appointments of Messrs. Kieser and Harris to the Board); and (iv) the Company’s Current Report on Form 8-K filed with the SEC on May 15, 2026 (with respect to the May Financing).

Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed modified or superseded for purposes of this Proxy Statement to the extent that a statement contained in this Proxy Statement or in any other subsequently filed document that is or is deemed to be incorporated by reference in this Proxy Statement modifies or supersedes the statement. Any such statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

By Order of the Board of Directors,

Steven Glassman

Chairperson of the Board of Directors

Langhorne, Pennsylvania

June 9, 2026

49

ANNEX A

PLAN OF CONVERSION

OF

NEXGEL, INC.

(a Delaware corporation)

TO

NEXGEL, INC.

(a Nevada corporation)

This Plan of Conversion (this “Plan”) sets forth the terms and conditions for the conversion of NexGel, Inc., a Delaware corporation (the “Converting Entity”), to NexGel, Inc., a Nevada corporation (the “Converted Entity”), pursuant to Section 266 of the Delaware General Corporation Law (the “DGCL”) and Sections 92A.105, 92A.120 and 92A.205 of the Nevada Revised Statutes (the “NRS”).

Note: For convenience, Exhibit A to this Plan of Conversion (the form of Articles of Incorporation of the Converted Entity) is attached separately to the Proxy Statement as Annex B, and Exhibit B to this Plan of Conversion (the form of Bylaws of the Converted Entity) is attached separately to the Proxy Statement as Annex C.

1. The Conversion

Effective at the Effective Time (as defined below), the Converting Entity shall convert from a Delaware corporation to a Nevada corporation pursuant to Section 266 of the DGCL and Sections 92A.105, 92A.120 and 92A.205 of the NRS (the “Conversion”). At the Effective Time, the Converting Entity shall continue its existence in the organizational form of a Nevada corporation, governed by the laws of the State of Nevada, and shall be the same legal entity as the Converting Entity, with all of its assets, liabilities, contracts, obligations and rights continuing without further action.

2. Effective Time

The Conversion shall become effective at the date and time at which (i) a duly executed Certificate of Conversion has been filed with the Secretary of State of the State of Delaware in accordance with Section 266 of the DGCL and (ii) duly executed Articles of Conversion and Articles of Incorporation of the Converted Entity have been filed with the Secretary of State of the State of Nevada in accordance with Sections 92A.205 and 78.030 of the NRS (such date and time, the “Effective Time”).

3. Name; Continuation of Existence; Governing Law

From and after the Effective Time, the Converted Entity (i) shall be named “NexGel, Inc.,” (ii) shall continue to exist as the same legal entity as the Converting Entity, with all the assets, properties, rights, privileges, immunities, powers, franchises, obligations, debts, liabilities and duties of the Converting Entity, and (iii) shall be governed by the laws of the State of Nevada. The Conversion shall not constitute a dissolution of the Converting Entity and shall not create a new legal entity.

4. Articles of Incorporation and Bylaws

At and after the Effective Time, (i) the Articles of Incorporation of the Converted Entity, in substantially the form attached as Exhibit A to this Plan (the “Nevada Articles”), shall be the articles of incorporation of the Converted Entity, and (ii) the Bylaws of the Converted Entity, in substantially the form attached as Exhibit B to this Plan (the “Nevada Bylaws”), shall be the bylaws of the Converted Entity. The Nevada Articles and Nevada Bylaws shall remain in effect until amended in accordance with their respective terms and applicable law.

5. Treatment of Securities

(a) Common Stock.

At the Effective Time, each share of common stock, par value $0.001 per share, of the Converting Entity (“Delaware Common Stock”) that is issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the holder thereof, continue to be one issued and outstanding share of common stock, par value $0.001 per share, of the Converted Entity (“Nevada Common Stock”). Each share of Delaware Common Stock held in the treasury of the Converting Entity immediately prior to the Effective Time, if any, shall continue to be one share of Nevada Common Stock held in the treasury of the Converted Entity.

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(b) Preferred Stock.

At the Effective Time, any shares of preferred stock, par value $0.001 per share, of the Converting Entity (“Delaware Preferred Stock”) that are issued and outstanding immediately prior to the Effective Time, if any, shall, automatically and without any action on the part of the holder thereof, continue to be one share of preferred stock, par value $0.001 per share, of the Converted Entity (“Nevada Preferred Stock”), having the same relative rights, preferences, privileges and limitations as such Delaware Preferred Stock immediately prior to the Effective Time.

(c) Outstanding Options, Warrants, Convertible Notes and Other Rights.

At the Effective Time, each outstanding option, warrant, restricted stock unit, convertible note or other right to acquire shares of Delaware Common Stock shall continue to constitute a right to acquire the same number of shares of Nevada Common Stock, on the same terms (including, without limitation, the same exercise price, conversion price and expiration date) as in effect immediately prior to the Effective Time. The Converted Entity shall reserve a sufficient number of authorized but unissued shares of Nevada Common Stock for issuance upon exercise, vesting or conversion of all such outstanding rights.

(d) Equity Incentive Plans.

At the Effective Time, the Converting Entity’s equity incentive plans, including the NexGel, Inc. 2019 Long-Term Incentive Plan, as amended (the “Incentive Plans”), shall continue as Incentive Plans of the Converted Entity, and the Converted Entity shall assume all of the obligations of the Converting Entity under the Incentive Plans and any awards granted thereunder.

6. Stock Certificates

From and after the Effective Time, each certificate or book-entry notation representing shares of Delaware Common Stock outstanding immediately prior to the Effective Time shall be deemed to represent, automatically and without any action on the part of the holder thereof, the same number of shares of Nevada Common Stock, without any need for the holder to exchange or surrender such certificate or book-entry notation. New certificates or book-entry notations bearing the legal name and place of incorporation of the Converted Entity shall be issued in the ordinary course of business as the existing certificates or book-entry notations are presented for transfer or replacement.

7. Directors and Officers

At the Effective Time, each director of the Converting Entity immediately prior to the Effective Time shall continue in office as a director of the Converted Entity, holding office in accordance with the Nevada Articles and the Nevada Bylaws, until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. At the Effective Time, each officer of the Converting Entity immediately prior to the Effective Time shall continue in office as an officer of the Converted Entity, holding office in accordance with the Nevada Bylaws, until his or her successor is duly elected, appointed or qualified, or until his or her earlier death, resignation or removal.

8. Continuation of Assets, Liabilities and Other Obligations

At the Effective Time and in accordance with Section 266 of the DGCL and Section 92A.250 of the NRS, all of the property, rights, privileges, powers and franchises of the Converting Entity (whether of a public or private nature, and whether real, personal or mixed) shall be vested in the Converted Entity, and all debts, liabilities and duties of the Converting Entity shall continue to be debts, liabilities and duties of the Converted Entity, all without further act or deed. All employees, contracts, employee benefit plans, leases, licenses, permits, authorizations and other agreements of the Converting Entity shall continue in full force and effect as agreements of the Converted Entity, without further action or assignment.

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9. Filings; Implementation

The Converting Entity shall cause to be filed (i) the Certificate of Conversion with the Secretary of State of the State of Delaware in accordance with Section 266 of the DGCL, (ii) the Articles of Conversion with the Secretary of State of the State of Nevada in accordance with Section 92A.205 of the NRS, and (iii) the Nevada Articles with the Secretary of State of the State of Nevada in accordance with Section 78.030 of the NRS. The proper officers of the Converting Entity are hereby authorized and directed to do or cause to be done all other acts and things, including execution of all other documents, certificates and instruments, as may be necessary, appropriate or convenient to implement and effectuate the Conversion.

10. Amendment; Abandonment

At any time prior to the Effective Time, this Plan may be amended or modified, or the Conversion abandoned, in either case by action of the Board of Directors of the Converting Entity, without further action by the stockholders of the Converting Entity, if the Board of Directors of the Converting Entity determines that such amendment, modification or abandonment is advisable or appropriate; provided, however, that following adoption of this Plan by the stockholders of the Converting Entity, no amendment shall be made to this Plan if such amendment would (i) alter or change the amount or kind of stock or other consideration to be received by stockholders of the Converting Entity in connection with the Conversion or (ii) alter or change any term of the Nevada Articles in a manner adverse to the stockholders of the Converting Entity, except as permitted under applicable law.

11. Tax Treatment

The parties intend that the Conversion will be treated as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. This Plan is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

12. Governing Law

This Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (with respect to matters arising prior to the Effective Time) and the State of Nevada (with respect to matters arising on or after the Effective Time), in each case without giving effect to any choice or conflict of laws provisions thereof.

13. Approval

This Plan has been approved by the Board of Directors of the Converting Entity and is to be submitted to the stockholders of the Converting Entity for adoption in accordance with Section 266 of the DGCL.

[Signature page follows.]

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Explanatory Note: This Plan of Conversion will be executed by the Corporation following stockholder approval of Proposal 3 at the 2026 Annual Meeting of Stockholders and prior to filing with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, this Plan of Conversion has been duly executed as of the date set forth below.

NEXGEL, INC.,
a Delaware corporation

By:
Name:	Adam Levy
Title:	Chief Executive Officer and President

Dated: [●], 2026

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ANNEX B

ARTICLES OF INCORPORATION

OF

NEXGEL, INC.

(a Nevada corporation)

Pursuant to the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (the “NRS”), the undersigned, acting as the incorporator of a corporation under the laws of the State of Nevada, hereby adopts the following Articles of Incorporation:

ARTICLE I — NAME

The name of the corporation is NexGel, Inc. (the “Corporation”).

ARTICLE II — REGISTERED OFFICE AND AGENT

The name of the registered agent of the Corporation in the State of Nevada is Cogency Global Inc., and the address of the registered office of the Corporation in the State of Nevada is 321 W Winnie Lane #104, Carson City, Nevada 89703.

ARTICLE III — PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the NRS.

ARTICLE IV — AUTHORIZED CAPITAL STOCK

Section 4.1. Authorized Shares. The total number of shares of all classes of stock that the Corporation is authorized to issue is 105,000,000 shares, consisting of (i) 100,000,000 shares of common stock, par value $0.001 per share (the “Common Stock”), and (ii) 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Section 4.2. Common Stock. Each share of Common Stock shall be entitled to one vote per share on all matters submitted to a vote of stockholders. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, holders of Common Stock shall be entitled to receive ratably such dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor. Subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock shall be entitled to receive ratably the assets of the Corporation available for distribution to its stockholders. Holders of Common Stock shall have no preemptive, conversion, redemption or sinking fund rights.

Section 4.3. Preferred Stock. The Board of Directors is hereby expressly authorized, subject to limitations prescribed by law and the provisions of these Articles of Incorporation, by resolution from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and to establish the designations, powers, preferences and rights, qualifications, limitations or restrictions of each such series, including, without limitation: (a) the distinctive serial designation of such series and the number of shares constituting such series; (b) the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption, retirement and sinking fund provisions, and liquidation rights of the shares of such series; (c) the price or prices at which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed, in whole or in part, at the option of the Corporation or at the option of the holders thereof or upon the occurrence of a specified event; (d) the amount or amounts payable upon the shares of such series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation; (e) the provisions, if any, with respect to retirement, sinking funds or other funds for the redemption or purchase of shares of such series; (f) the rights, if any, of the holders of shares of such series to convert such shares into, or to exchange such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation; and (g) such other powers, preferences, rights, qualifications, limitations and restrictions of the shares of such series as the Board of Directors may deem advisable. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof, stated in these Articles of Incorporation or the resolution of the Board of Directors originally fixing the number of shares of such series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

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Section 4.4. Authorized Reverse Stock Split. Pursuant to authorization granted by the stockholders of the Corporation in connection with the 2026 Annual Meeting of Stockholders, the Board of Directors is authorized, in its sole discretion, to effect a reverse stock split of the outstanding shares of Common Stock at a ratio in the range of 1-for-2 to 1-for-10, with the exact ratio to be determined by the Board of Directors in its sole discretion, by filing a certificate of change pursuant to Section 78.209 of the NRS at any time on or prior to the date that is one (1) year following the date of the 2026 Annual Meeting of Stockholders. No fractional shares of Common Stock will be issued as a result of any such reverse stock split, and any stockholder who would otherwise hold a fractional share shall be entitled to receive one whole share of Common Stock in lieu of such fractional share (i.e., each fractional share resulting from the reverse stock split shall be rounded up to the nearest whole share). The Board of Directors may abandon the reverse stock split at any time prior to the effectiveness thereof, even after stockholder approval has been obtained, if the Board of Directors determines that the reverse stock split is no longer in the best interests of the Corporation and its stockholders.

ARTICLE V — BOARD OF DIRECTORS

Section 5.1. Number of Directors. The number of directors constituting the Board of Directors shall be fixed from time to time exclusively by resolution adopted by a majority of the Whole Board, in accordance with the Bylaws of the Corporation. For purposes of these Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

Section 5.2. Election. Directors shall be elected at the annual meeting of stockholders to hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier resignation or removal. Directors need not be elected by written ballot unless required by the Bylaws of the Corporation. No stockholder shall be permitted to cumulate votes at any election of directors.

Section 5.3. Vacancies. Subject to the rights of the holders of any outstanding series of Preferred Stock, any vacancy on the Board of Directors that results from an increase in the number of directors, or that results from the death, resignation, retirement, disqualification or removal of any director, may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders. Any director so chosen shall hold office until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Section 5.4. Removal. Subject to the rights of the holders of any outstanding series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office, with or without cause, in the manner provided in NRS 78.335.

ARTICLE VI — LIMITATION OF LIABILITY OF DIRECTORS AND OFFICERS

To the fullest extent permitted by the NRS as the same exists or may hereafter be amended, no director or officer of the Corporation shall be personally liable to the Corporation or to its stockholders for damages for breach of fiduciary duty as a director or officer. Without limiting the foregoing, no director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for any act or failure to act in his or her capacity as a director or officer unless the presumption established by NRS 78.138 is rebutted and it is proven that (i) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer, and (ii) such breach involved intentional misconduct, fraud or a knowing violation of law. Any amendment to or repeal of this Article VI shall not adversely affect any right or protection of any director or officer of the Corporation existing immediately prior to such amendment or repeal.

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ARTICLE VII — INDEMNIFICATION

Section 7.1. Indemnification of Directors and Officers. The Corporation shall, to the fullest extent permitted by the NRS as the same exists or may hereafter be amended, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding. The Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) initiated by such person only if the Proceeding (or part thereof) was authorized by the Board of Directors.

Section 7.2. Indemnification of Others. The Corporation shall have the power to indemnify, to the extent permitted by applicable law, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Section 7.3. Non-Exclusivity; Effect of Amendment. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office. Any amendment to or repeal of this Article VII shall not adversely affect any right or protection of any director, officer, employee or agent of the Corporation existing immediately prior to such amendment or repeal.

ARTICLE VIII — STOCKHOLDER ACTION; SPECIAL MEETINGS

Section 8.1. Action by Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders or, in lieu thereof, by the written consent of stockholders holding at least a majority of the voting power of the Corporation, in accordance with NRS 78.320(2); provided, however, that if a different proportion of voting power is required for such action at a meeting (whether by statute, the Articles of Incorporation or the Bylaws), then that proportion of written consents shall be required; provided, further, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors.

Section 8.2. Special Meetings. Special meetings of the stockholders of the Corporation may be called only by the Chairperson of the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board, and any power of stockholders to call a special meeting of stockholders is specifically denied. Only such business shall be considered at a special meeting of stockholders as shall have been stated in the notice for such meeting.

Section 8.3. Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner and to the extent provided in the Bylaws of the Corporation.

ARTICLE IX — FORUM SELECTION

Section 9.1. Exclusive Forum for Internal Corporate Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada (or, if the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction, the federal district court for the District of Nevada or any other state court located within the State of Nevada) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Corporation; (b) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (c) any action asserting a claim arising pursuant to any provision of the NRS or the Articles of Incorporation or Bylaws of the Corporation; (d) any action asserting a claim governed by the internal affairs doctrine; or (e) any “internal corporate claim” as defined in NRS 78.046.

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Section 9.2. Securities Act Claims. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended.

Section 9.3. Consent to Forum. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

ARTICLE X — EXISTENCE; MEETINGS AND BOOKS

Section 10.1. Perpetual Existence. The Corporation is to have perpetual existence.

Section 10.2. Management by Board. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

Section 10.3. Meetings and Books Outside Nevada. Meetings of stockholders may be held within or without the State of Nevada, as the Bylaws of the Corporation may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside the State of Nevada at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

ARTICLE XI — BYLAWS

In furtherance and not in limitation of the powers conferred by the NRS, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation. The affirmative vote of at least a majority of the Whole Board shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Bylaws of the Corporation. The Bylaws of the Corporation may also be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the outstanding shares of capital stock of the Corporation entitled to vote thereon. Notwithstanding the foregoing or any other provision of these Articles of Incorporation, the Bylaws of the Corporation may not be amended, altered or repealed except in accordance with Article X of the Bylaws. No Bylaw hereafter legally adopted, amended, altered or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been adopted, amended, altered or repealed.

ARTICLE XII — NEVADA CORPORATE STATUTES

The provisions of NRS 78.378 to 78.3793, inclusive (the “Control Share Statute”), and NRS 78.411 to 78.444, inclusive (the “Combinations Statute”), of the NRS shall apply to the Corporation. The Corporation does not opt out of, and is and shall remain subject to, the Control Share Statute and the Combinations Statute.

ARTICLE XIII — AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIV — INCORPORATOR

The name and mailing address of the incorporator are: Adam Levy, c/o NexGel, Inc., 2150 Cabot Boulevard West, Suite B, Langhorne, Pennsylvania 19047.

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IN WITNESS WHEREOF, the undersigned has signed these Articles of Incorporation on the date set forth below.

By:
Name:	Adam Levy
Title:	Incorporator

Dated: [●], 2026

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ANNEX C

BYLAWS

OF

NEXGEL, INC.

(a Nevada corporation)

ARTICLE I — CORPORATE OFFICES

Section 1.1. Registered Office. The registered office of NexGel, Inc. (the “Corporation”) shall be fixed in the Corporation’s Articles of Incorporation. References in these Bylaws to the Articles of Incorporation shall mean the Articles of Incorporation of the Corporation, as amended from time to time, including the terms of any certificate of designation of any series of Preferred Stock.

Section 1.2. Other Offices. The Corporation may at any time establish other offices at any place or places.

ARTICLE II — MEETINGS OF STOCKHOLDERS

Section 2.1. Places of Meetings. Meetings of stockholders shall be held at any place, within or outside the State of Nevada, designated by the Board of Directors of the Corporation (the “Board”). The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by the applicable provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (the “NRS”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Corporation’s principal executive office.

Section 2.2. Annual Meeting. The annual meeting of stockholders shall be held on such date, at such time, and at such place (if any) within or without the State of Nevada as shall be designated from time to time by the Board and stated in the Corporation’s notice of the meeting. At the annual meeting, directors shall be elected and any other proper business, brought in accordance with Section 2.4 of these Bylaws, may be transacted.

Section 2.3. Special Meeting. (i) A special meeting of the stockholders, other than those required by statute, may be called at any time only by the affirmative vote of a majority of the Whole Board. A special meeting of the stockholders may not be called by any other person or persons. The Board, by the affirmative vote of a majority of the Whole Board, may cancel, postpone or reschedule any previously scheduled special meeting at any time, before or after the notice for such meeting has been sent to the stockholders. For purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

(ii) The notice of a special meeting shall include the purpose for which the meeting is called. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board, the Chairperson of the Board, the Chief Executive Officer or the President. Nothing contained in this Section 2.3(ii) shall be construed as limiting, fixing or affecting the time when a meeting of stockholders called by action of the Board may be held.

Section 2.4. Advance Notice Procedures.

(i) Advance Notice of Stockholder Business. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be brought: (A) pursuant to the Corporation’s proxy materials with respect to such meeting, (B) by or at the direction of the Board, or (C) by a stockholder of the Corporation who (1) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(i) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has timely complied in proper written form with the notice procedures set forth in this Section 2.4(i). In addition, for business to be properly brought before an annual meeting by a stockholder, such business must be a proper matter for stockholder action pursuant to these Bylaws and applicable law. Except for proposals properly made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, clause (C) above shall be the exclusive means for a stockholder to bring business before an annual meeting of stockholders.

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(a) To comply with clause (C) of Section 2.4(i) above, a stockholder’s notice must set forth all information required under this Section 2.4(i) and must be timely received by the Corporate Secretary of the Corporation. To be timely, a stockholder’s notice must be received by the Corporate Secretary at the principal executive offices of the Corporation not later than the 45th day nor earlier than the 75th day before the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting; provided, however, that in the event that no annual meeting was held in the previous year or if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 60 days after the one-year anniversary of the date of the previous year’s annual meeting, then, for notice by the stockholder to be timely, it must be so received by the Corporate Secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting, or (ii) the tenth day following the day on which Public Announcement (as defined below) of the date of such annual meeting is first made. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of a stockholder’s notice as described in this Section 2.4(i)(a). “Public Announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(b) To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth as to each matter of business the stockholder intends to bring before the annual meeting: (1) a brief description of the business intended to be brought before the annual meeting, the text of the proposed business (including the text of any resolutions proposed for consideration) and the reasons for conducting such business at the annual meeting, (2) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business and any Stockholder Associated Person (as defined below), (3) the class and number of shares of the Corporation that are held of record or are beneficially owned by the stockholder or any Stockholder Associated Person and any derivative positions held or beneficially held by the stockholder or any Stockholder Associated Person as of the date of delivery of such notice, (4) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit from share price changes for, or to increase or decrease the voting power of, such stockholder or any Stockholder Associated Person with respect to any securities of the Corporation, (5) any material interest of the stockholder or a Stockholder Associated Person in such business, and (6) a statement whether either such stockholder or any Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the voting power of the Corporation’s voting shares required under applicable law to carry the proposal (such information provided and statements made as required by clauses (1) through (6), a “Business Solicitation Statement”). In addition, to be in proper written form, a stockholder’s notice to the Corporate Secretary must be supplemented not later than ten days following the record date for notice of the meeting to disclose the information contained in clauses (3) and (4) above as of the record date for notice of the meeting. For purposes of this Section 2.4, a “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(c) Without exception, no business shall be conducted at any annual meeting except in accordance with the provisions set forth in this Section 2.4(i) and, if applicable, Section 2.4(ii). In addition, business proposed to be brought by a stockholder may not be brought before the annual meeting if such stockholder or a Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Business Solicitation Statement applicable to such business or if the Business Solicitation Statement applicable to such business contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that business was not properly brought before the annual meeting and in accordance with the provisions of this Section 2.4(i), and, if the chairperson should so determine, he or she shall so declare at the annual meeting that any such business not properly brought before the annual meeting shall not be conducted.

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(ii) Advance Notice of Director Nominations at Annual Meetings. Notwithstanding anything in these Bylaws to the contrary, only persons who are nominated in accordance with the procedures set forth in this Section 2.4(ii) shall be eligible for election or re-election as directors at an annual meeting of stockholders. Nominations of persons for election or re-election to the Board of the Corporation shall be made at an annual meeting of stockholders only (A) by or at the direction of the Board or (B) by a stockholder of the Corporation who (1) was a stockholder of record at the time of the giving of the notice required by this Section 2.4(ii) and on the record date for the determination of stockholders entitled to vote at the annual meeting and (2) has complied with the notice procedures set forth in this Section 2.4(ii). In addition to any other applicable requirements, for a nomination to be made by a stockholder, the stockholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Corporation.

(a) To comply with clause (B) of Section 2.4(ii) above, a nomination to be made by a stockholder must set forth all information required under this Section 2.4(ii) and must be received by the Corporate Secretary of the Corporation at the principal executive offices of the Corporation at the time set forth in, and in accordance with, the final three sentences of Section 2.4(i)(a) above; provided additionally, however, that in the event the number of directors to be elected to the Board is increased and there is no Public Announcement naming all of the nominees for director or specifying the size of the increased Board made by the Corporation at least ten (10) days before the last day a stockholder may deliver notice of nomination pursuant to the foregoing provisions, a stockholder’s notice required by this Section 2.4(ii) shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the date on which such Public Announcement is first made by the Corporation.

(b) To be in proper written form, such stockholder’s notice to the Corporate Secretary must set forth: (1) as to each person (a “Nominee”) whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of the Nominee; (B) the principal occupation or employment of the Nominee; (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the Nominee and any derivative positions held or beneficially held by the Nominee; (D) whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the Nominee with respect to any securities of the Corporation, and a description of any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares), the effect or intent of which is to mitigate loss to, or to manage the risk or benefit of share price changes for, or to increase or decrease the voting power of the Nominee; (E) a description of all arrangements or understandings between or among the stockholder and each Nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the Nominee’s potential service on the Board; (F) a written statement executed by the Nominee acknowledging that as a director of the Corporation, the Nominee will owe fiduciary duties under Nevada law with respect to the Corporation and its stockholders; and (G) any other information relating to the Nominee that would be required to be disclosed about such Nominee if proxies were being solicited for the election or re-election of the Nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including without limitation the Nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be); and (2) as to such stockholder giving notice, (A) the information required to be provided pursuant to clauses (2) through (5) of Section 2.4(i)(b) above, and the supplement referenced in the second sentence of Section 2.4(i)(b) above (except that the references to “business” in such clauses shall instead refer to nominations of directors for purposes of this paragraph), and (B) a statement whether either such stockholder or Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of voting power of the Corporation’s voting shares reasonably believed by such stockholder or Stockholder Associated Person to be necessary to elect or re-elect such Nominee(s) (such information provided and statements made as required by clauses (A) and (B) above, a “Nominee Solicitation Statement”).

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(c) At the request of the Board, any person nominated by a stockholder for election or re-election as a director must furnish to the Corporate Secretary of the Corporation (1) that information required to be set forth in the stockholder’s notice of nomination of such person as a director as of a date subsequent to the date on which the notice of such person’s nomination was given, (2) such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as an independent director or audit committee financial expert of the Corporation under applicable law, securities exchange rule or regulation, or any publicly disclosed corporate governance guideline or committee charter of the Corporation, and (3) such other information that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Nominee. In the absence of the furnishing of any such information of the kind specified in this Section 2.4(ii)(c) if requested, such stockholder’s nomination shall not be considered in proper form pursuant to this Section 2.4(ii).

(d) Without exception, no person shall be eligible for election or re-election as a director of the Corporation at an annual meeting of stockholders unless nominated in accordance with the provisions set forth in this Section 2.4(ii). In addition, a Nominee shall not be eligible for election or re-election if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such Nominee or if the Nominee Solicitation Statement applicable to such Nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. The chairperson of the annual meeting shall, if the facts warrant, determine and declare at the annual meeting that a nomination was not made in accordance with the provisions prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the annual meeting, and the defective nomination shall be disregarded.

(iii) Advance Notice of Director Nominations for Special Meetings. (a) If the Board has authorized in the specific case that stockholders may fill a vacancy or newly created directorship at a special meeting of stockholders, and a special meeting has been properly called for such purpose, nominations of persons for election or appointment to the Board at such special meeting shall be made only (1) by or at the direction of the Board or (2) by any stockholder of the Corporation who (A) is a stockholder of record at the time of the giving of the notice required by this Section 2.4(iii) and on the record date for the determination of stockholders entitled to vote at the special meeting and (B) delivers a timely written notice of the nomination to the Corporate Secretary of the Corporation that includes the information set forth in Sections 2.4(ii)(b) and (ii)(c) above. To be timely, such notice must be received by the Corporate Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which Public Announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected or appointed at such meeting. A person shall not be eligible for election or appointment as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board or (ii) by a stockholder in accordance with the notice procedures set forth in this Section 2.4(iii). In addition, a Nominee shall not be eligible for election or appointment if a stockholder or Stockholder Associated Person, as applicable, takes action contrary to the representations made in the Nominee Solicitation Statement applicable to such Nominee or if the Nominee Solicitation Statement applicable to such Nominee contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein not misleading. Any person nominated in accordance with this Section 2.4(iii) is subject to, and must comply with, the provisions of Section 2.4(ii)(c).

(b) The chairperson of such special meeting shall, if the facts warrant, determine and declare at the meeting that a nomination or business was not made in accordance with the procedures prescribed by these Bylaws, and if the chairperson should so determine, he or she shall so declare at the meeting, and the defective nomination or business shall be disregarded.

(iv) Other Requirements and Rights. In addition to the foregoing provisions of this Section 2.4, a stockholder must also comply with all applicable requirements of state law and of the Exchange Act with respect to the matters set forth in this Section 2.4, including Rule 14a-19 under the Exchange Act. Any failure by a stockholder to comply with the requirements of Rule 14a-19 shall result in the disqualification of any director nominees proposed by such stockholder, and such nominees shall not be voted upon at the applicable meeting. Nothing in this Section 2.4 shall be deemed to affect any rights of: (a) a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act; or (b) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act.

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Section 2.5. Notice of Stockholders’ Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided in the NRS, the Articles of Incorporation or these Bylaws, the written notice of any meeting of stockholders shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

Section 2.6. Quorum. The holders of a majority of the voting power of the stock issued, outstanding and entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders, unless otherwise required by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange. Where a separate vote by a class or series or classes or series is required, a majority of the voting power of the then-issued and outstanding shares of such class or series or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter, except as otherwise required by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange. If a quorum is not present or represented at any meeting of the stockholders, then either (i) the chairperson of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented. The chairperson of the meeting shall have the authority to adjourn a meeting of the stockholders in all other events. At such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

Section 2.7. Adjourned Meeting; Notice. When a meeting is adjourned to another time or place, unless these Bylaws otherwise require, notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for stockholders entitled to vote is fixed for the adjourned meeting, the Board shall fix a new record date for notice of such adjourned meeting in accordance with the NRS and Section 2.11 of these Bylaws, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date fixed for notice of such adjourned meeting.

Section 2.8. Conduct of Business. The chairperson of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business. The chairperson of any meeting of stockholders shall be designated by the Board; in the absence of such designation, the Chairperson of the Board, if any, the Chief Executive Officer (in the absence of the Chairperson) or the President (in the absence of the Chairperson of the Board and the Chief Executive Officer), or in their absence any other executive officer of the Corporation, shall serve as chairperson of the stockholder meeting.

Section 2.9. Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws. Except as may be otherwise provided in the Articles of Incorporation, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Except as otherwise provided by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange, in all matters other than the election of directors, the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Except as otherwise required by law, the Articles of Incorporation, these Bylaws or the rules of any applicable stock exchange, directors shall be elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Section 2.10. Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Articles of Incorporation, any action required by statute to be taken at any annual or special meeting of the stockholders, or any action which may be taken at an annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be (i) signed by the holders of record on the record date (established in the manner set forth in Section 2.11 of these Bylaws and Article VIII of the Articles of Incorporation) of outstanding shares of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that in the case of the election or removal of directors by written consent, such consent shall be effective only if signed by the holders of all outstanding shares entitled to vote for the election of directors; and (ii) delivered to the Corporation in accordance with NRS 78.320.

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Section 2.11. Record Dates. In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date shall not be more than 60 nor less than 10 days before the date of such meeting. If the Board so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board, the record date for determining stockholders entitled to notice of and to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance with the NRS and this Section 2.11 at the adjourned meeting. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

Section 2.12. Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, in accordance with NRS 78.355. A written proxy may be in the form of a telegram, cablegram, or other means of electronic transmission which sets forth or is submitted with information from which it can be determined that the telegram, cablegram, or other means of electronic transmission was authorized by the stockholder.

Section 2.13. List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting; provided, however, if the record date for determining the stockholders entitled to vote is less than ten (10) days before the meeting date, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date. The stockholder list shall be arranged in alphabetical order and show the address of each stockholder and the number of shares registered in the name of each stockholder. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Corporation’s principal place of business. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place (as opposed to solely by means of remote communication), then a list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be examined by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then a list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. The stock ledger of the Corporation shall be the only evidence as to the identity of the stockholders entitled to examine the stock list and vote at the meeting and the number of shares held by each of them.

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Section 2.14. Inspectors of Election. Before any meeting of stockholders, the Board shall appoint an inspector or inspectors of election to act at the meeting or its adjournment. The number of inspectors shall be either one (1) or three (3). If any person appointed as inspector fails to appear or fails or refuses to act, then the chairperson of the meeting shall appoint a person to fill that vacancy. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed and designated shall (i) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each share, (ii) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (iii) count all votes and ballots, (iv) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors, and (v) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspector or inspectors’ count of all votes and ballots. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspector or inspectors may consider such information as is permitted by applicable law. If there are three (3) inspectors of election, the decision, act or certificate of a majority is effective in all respects as the decision, act or certificate of all.

ARTICLE III — DIRECTORS

Section 3.1. Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board, except as may be otherwise provided in the NRS or the Articles of Incorporation.

Section 3.2. Number of Directors. The Board shall consist of one or more members, each of whom shall be a natural person. Unless the Articles of Incorporation fix the number of directors, the number of directors shall be determined from time to time solely by resolution of the Whole Board. No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

Section 3.3. Election, Qualification and Term of Office of Directors. Except as provided in Section 3.4 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws. The Articles of Incorporation or these Bylaws may prescribe other qualifications for directors.

Section 3.4. Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. Unless otherwise specified in the notice of resignation, acceptance of such resignation shall not be necessary to make it effective. A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable. Unless otherwise provided in the Articles of Incorporation or these Bylaws, when one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. Unless otherwise provided in the Articles of Incorporation or these Bylaws or if authorized by resolution of the Board, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class shall be filled only by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by the stockholders.

Section 3.5. Places of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Nevada. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board may participate in a meeting of the Board by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Section 3.6. Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

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Section 3.7. Special Meetings; Notice. Special meetings of the Board for any purpose or purposes may be called at any time by the Chairperson of the Board, the Chief Executive Officer, the President, the Corporate Secretary or a majority of the authorized number of directors, at such times and places as he or she or they shall designate. Notice of the time and place of special meetings shall be: (i) delivered personally by hand, by courier or by telephone; (ii) sent by United States first-class mail, postage prepaid; (iii) sent by facsimile; or (iv) sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records. If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Corporation’s principal executive office) nor the purpose of the meeting.

Section 3.8. Quorum; Voting. At all meetings of the Board, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. The affirmative vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Articles of Incorporation or these Bylaws.

Section 3.9. Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Articles of Incorporation, these Bylaws or statute, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.

Section 3.10. Fees and Compensation of Directors. Unless otherwise restricted by the Articles of Incorporation, these Bylaws or statute, the Board shall have the authority to fix the compensation of directors.

Section 3.11. Removal of Directors. Subject to the rights of the holders of any outstanding series of Preferred Stock and the provisions of NRS 78.335, a director may be removed from office by the stockholders of the Corporation with or without cause. No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV — COMMITTEES

Section 4.1. Committees of Directors. The Board may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board or in these Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation, if any, to be affixed to all papers that may require it; but no such committee shall have the power or authority to (i) approve or adopt, or recommend to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the NRS to be submitted to stockholders for approval, or (ii) adopt, amend or repeal any Bylaw of the Corporation.

Section 4.2. Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required.

Section 4.3. Meetings and Action of Committees. Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of: (i) Section 3.5 (place of meetings and meetings by telephone); (ii) Section 3.6 (regular meetings); (iii) Section 3.7 (special meetings; notice); (iv) Section 3.8 (quorum; voting); (v) Section 3.9 (action without a meeting); and (vi) Section 7.5 (waiver of notice) with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board and its members. The Board or a committee may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

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ARTICLE V — OFFICERS

Section 5.1. Officers. The officers of the Corporation shall be a President and a Corporate Secretary. The Corporation may also have, at the discretion of the Board, a Chairperson of the Board, a Vice Chairperson of the Board, a Chief Executive Officer, a Chief Financial Officer or Treasurer, one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

Section 5.2. Appointment of Officers. The Board shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 5.3 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled in the manner prescribed in this Article V for the regular election to such office.

Section 5.3. Subordinate Officers. The Board may appoint, or empower the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, to appoint, such other officers and agents as the business of the Corporation may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

Section 5.4. Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by the Board or by any officer upon whom such power of removal may be conferred by the Board, except that, unless specifically approved by the Board, officers may not remove other officers chosen by the Board. Any officer may resign at any time by giving written or electronic notice to the Corporation.

Section 5.5. Authority and Duties of Officers. All officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board.

ARTICLE VI — STOCK

Section 6.1. Stock Certificates; Partly Paid Shares. The shares of the Corporation shall be represented by certificates, provided that the Board may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairperson of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Corporate Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile.

Section 6.2. Lost, Stolen or Destroyed Certificates. Except as provided in this Section 6.2, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and cancelled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

Section 6.3. Dividends. The Board, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Articles of Incorporation.

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Section 6.4. Transfer of Stock. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and, if such stock is certificated, upon the surrender of a certificate or certificates for a like number of shares, properly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer; provided, however, that such succession, assignment or authority to transfer is not prohibited by the Articles of Incorporation, these Bylaws, applicable law or contract.

Section 6.5. Registered Stockholders. The Corporation: (i) shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner; (ii) shall be entitled (to the fullest extent permitted by law) to hold liable for calls and assessments the person registered on its books as the owner of shares; and (iii) shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Nevada.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

Section 7.1. Notice of Stockholders’ Meetings. Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records. An affidavit of the Corporate Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

Section 7.2. Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the NRS, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if: (i) the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and (ii) such inability becomes known to the Corporate Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice. However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Any notice given pursuant to the preceding sentence shall be deemed given: (a) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (b) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (c) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (1) such posting and (2) the giving of such separate notice; and (d) if by any other form of electronic transmission, when directed to the stockholder. An affidavit of the Corporate Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

Section 7.3. Notice to Stockholders Sharing an Address. Except as otherwise prohibited under the NRS, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of the NRS, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

Section 7.4. Notice to Person with whom Communication is Unlawful. Whenever notice is required to be given, under the NRS, the Articles of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given. In the event that the action taken by the Corporation is such as to require the filing of a certificate under the NRS, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

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Section 7.5. Waiver of Notice. Whenever notice is required to be given to stockholders, directors or other persons under any provision of the NRS, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders or the Board, as the case may be, need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

ARTICLE VIII — INDEMNIFICATION

Section 8.1. Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS (including NRS 78.7502 and NRS 78.751), as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director of the Corporation or an officer of the Corporation, or while a director of the Corporation or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

Section 8.2. Indemnification of Directors and Officers in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VIII, the Corporation shall indemnify, to the fullest extent permitted by the NRS (including NRS 78.7502 and NRS 78.751), as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or while a director or officer of the Corporation is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that a court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 8.3. Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 8.1 or Section 8.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

Section 8.4. Indemnification of Others; Advance Payment to Others. Subject to the other provisions of this Article VIII, the Corporation shall have power to advance expenses to and indemnify its employees and its agents to the extent not prohibited by the NRS or other applicable law. The Board shall have the power to delegate the determination of whether employees or agents shall be indemnified or receive an advancement of expenses to such person or persons as the Board determines.

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Section 8.5. Advance Payment of Expenses. Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VIII, NRS 78.7502 or NRS 78.751. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems reasonably appropriate and shall be subject to the Corporation’s expense guidelines. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these Bylaws, but shall apply to any Proceeding referenced in Section 8.6(ii) or 8.6(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

Section 8.6. Limitation on Indemnification. Subject to the requirements in Section 8.3 and the NRS, the Corporation shall not be obligated to indemnify any person pursuant to this Article VIII in connection with any Proceeding (or any part of any Proceeding): (i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid; (ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements); (iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements); (iv) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 8.7 or (d) otherwise required by applicable law; or (v) if prohibited by applicable law; provided, however, that if any provision or provisions of this Article VIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this Article VIII (including, without limitation, each portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this Article VIII (including, without limitation, each such portion of any paragraph or clause containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

Section 8.7. Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VIII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VIII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

Section 8.8. Non-Exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the NRS or other applicable law.

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Section 8.9. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the NRS, including NRS 78.752.

Section 8.10. Survival. The rights to indemnification and advancement of expenses conferred by this Article VIII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 8.11. Effect of Repeal or Modification. Any amendment, alteration or repeal of this Article VIII shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to such amendment, alteration or repeal.

Section 8.12. Certain Definitions. For purposes of this Article VIII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan (excluding any “parachute payments” within the meanings of Sections 280G and 4999 of the Internal Revenue Code of 1986, as amended); and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VIII.

ARTICLE IX — GENERAL MATTERS

Section 9.1. Execution of Corporate Contracts and Instruments. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, the Board may authorize any officer or officers, or agent or agents, to enter into any contract or execute any document or instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

Section 9.2. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board and may be changed by the Board.

Section 9.3. Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 9.4. Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a natural person and a corporation, partnership, limited liability company or other entity.

ARTICLE X — AMENDMENTS

In furtherance and not in limitation of the powers conferred by the NRS and the Articles of Incorporation, these Bylaws may be adopted, amended, altered or repealed by the stockholders of the Corporation. The Board, acting by the affirmative vote of at least a majority of the Whole Board, shall also have the power to adopt, amend or repeal these Bylaws; provided, however, that a Bylaw amendment adopted by stockholders which specifies the votes that shall be necessary for the election of directors shall not be further amended or repealed by the Board.

* * * * *

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ANNEX D

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEXGEL, INC.

(INCREASE IN AUTHORIZED SHARES OF COMMON STOCK)

Explanatory Note: This form of Certificate of Amendment is the Delaware-law fallback to implement the Authorized Share Increase contemplated by Proposal 4. It would be filed with the Secretary of State of the State of Delaware only if (a) Proposal 3 (the Reincorporation) is not approved by the Company’s stockholders, or the Board of Directors otherwise determines not to complete the Reincorporation, (b) Proposal 4 is approved by the Company’s stockholders, and (c) the Board of Directors determines, in its sole discretion, to file this Certificate of Amendment within the one-year period following the date of the 2026 Annual Meeting of Stockholders (the “Delaware Authorized Shares Authorization Period”), as described under Proposal 4 in the Proxy Statement. If Proposal 3 is approved and the Reincorporation is completed, the Authorized Share Increase will be effected as a term of the Articles of Incorporation of NexGel, Inc., a Nevada corporation, attached as Annex B to this Proxy Statement, and this Certificate of Amendment will not be filed. If the Board of Directors does not file this Certificate of Amendment during the Delaware Authorized Shares Authorization Period, the authority granted under Proposal 4 to do so will terminate and this Certificate of Amendment will not be filed.

CERTIFICATE OF AMENDMENT TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NEXGEL, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares as set forth below and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2. Upon this Certificate of Amendment becoming effective, paragraph A of Article IV is deleted in its entirety and replaced with the following:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 105,000,000, consisting of 100,000,000 shares of Common Stock, $0.001 par value per share (the ‘Common Stock’), and 5,000,000 shares of Preferred Stock, $0.001 par value per share (the ‘Preferred Stock’).”

3. This Certificate of Amendment has been duly approved by the Board of Directors and stockholders of the Corporation in accordance with Sections 141(f), 222 and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], [●].

NEXGEL, INC.,
a Delaware corporation

By:
Name:	Adam Levy
Title:	Chief Executive Officer

D-1

ANNEX E

FORM OF CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

NEXGEL, INC.

(REVERSE STOCK SPLIT)

Explanatory Note: This form of Certificate of Amendment is the Delaware-law fallback to effect the Reverse Stock Split contemplated by Proposal 5. It would be filed with the Secretary of State of the State of Delaware only if (a) Proposal 3 (the Reincorporation) is not approved by the Company’s stockholders, or the Board of Directors otherwise determines not to complete the Reincorporation, (b) Proposal 5 is approved by the Company’s stockholders, and (c) the Board of Directors determines, in its sole discretion, to file this Certificate of Amendment within the one-year Authorization Period following the date of the 2026 Annual Meeting of Stockholders, as described under Proposal 5 in the Proxy Statement. If Proposal 3 is approved and the Reincorporation is completed, the Reverse Stock Split would instead be effected under Nevada law as described in Proposal 5, and this Certificate of Amendment would not be filed. The reverse stock split ratio (within the approved range of 1-for-2 to 1-for-10) reflected in this Certificate of Amendment will be completed by the Board of Directors prior to filing. If the Board of Directors does not file this Certificate of Amendment during the Authorization Period, the authority granted under Proposal 5 to do so will terminate and this Certificate of Amendment will not be filed.

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

NEXGEL, INC.

NEXGEL, Inc. (the “Corporation”), a corporation duly organized and existing under the laws of the State of Delaware, by its duly authorized officer, does hereby certify that:

1. The Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware an amendment of the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), to effect the reverse stock split described below and (ii) declaring such amendment to be advisable and in the best interest of the Corporation.

2. Upon this Certificate of Amendment becoming effective, a new paragraph is added to Article IV of the Corporation’s Amended and Restated Certificate of Incorporation as follows:

“Simultaneously with the filing of this Certificate of Amendment with the Secretary of State of Delaware (the ‘Effective Time’), each [●] shares of the Corporation’s common stock, par value $0.001 per share, issued and outstanding immediately prior to the Effective Time (the ‘Old Common Stock’) (including the number of shares of common stock issuable upon exercise or conversion of all issued and outstanding options, warrants and convertible securities of every kind, including all options, shares outstanding and authorized for issuance under the Corporation’s equity incentive plans), will automatically and without any action on the part of the respective holders thereof, be combined and reclassified into one (1) share of common stock, par value $0.001 per share (the ‘New Common Stock’) (and such combination and conversion, the ‘Reverse Stock Split’). Notwithstanding the immediately preceding sentence, no fractional shares of New Common Stock shall be issued in connection with the Reverse Stock Split. Each holder of Old Common Stock who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split shall instead be entitled to receive one (1) whole share of New Common Stock in lieu of such fractional share (i.e., each fractional share shall be rounded up to the nearest whole share). The Reverse Stock Split shall not change the par value of the Common Stock or the number of authorized shares of common stock or preferred stock of the Corporation.”

3. This Certificate of Amendment has been duly approved by the Board of Directors and stockholders of the Corporation in accordance with Sections 141(f), 222 and 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective upon the filing of this Certificate of Amendment with the Secretary of State of the State of Delaware.

E-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this [●] day of [●], [●].

NEXGEL, INC.,
a Delaware corporation

By:
Name:	Adam Levy
Title:	Chief Executive Officer

E-2

NEXGEL, INC.
2150 CABOT BLVD W, SUITE B
LANGHORNE, PA 19047

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NEXGEL, INC.

The Board of Directors recommends you vote FOR Proposal 1:

1. Election of Directors.

Nominees:

01) Adam Levy
02) Steven Glassman
03) Steven A. Ciardiello
04) Scott R. Henry
05) Dr. Jerome B. Zeldis
06) Brian J. Kieser
07) Kevin M. Harris

For All ☐ Withhold All ☐ For All Except ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR Proposal 2:

For ☐ Against ☐ Abstain ☐

The Board of Directors recommends you vote FOR Proposal 3:

For ☐ Against ☐ Abstain ☐

The Board of Directors recommends you vote FOR Proposal 4:

4. To approve an increase in the number of authorized shares of common stock of the Company from 25,000,000 to 100,000,000, to be implemented through the Articles of Incorporation of NexGel, Inc. (a Nevada corporation) if Proposal 3 is approved and the reincorporation is completed, or, alternatively, through an amendment to the Company's existing Certificate of Incorporation if Proposal 3 is not approved at the discretion of the Board at any time with one (1) year following the Annual Meeting.

For ☐ Against ☐ Abstain ☐

The Board of Directors recommends you vote FOR Proposal 5:

For ☐ Against ☐ Abstain ☐

The Board of Directors recommends you vote FOR Proposal 6:

6. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers, as disclosed in the Proxy Statement.

For ☐ Against ☐ Abstain ☐

The Board of Directors recommends you vote FOR Proposal 7:

For ☐ Against ☐ Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

T01138-TBD

NexGel, Inc.
Annual Meeting of Shareholders
10:00 a.m., Eastern Time, on July 10, 2026
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Adam Levy or in his absence Ian Blackman, or either of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of NexGel, Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the 2026 Annual Meeting of the Company, to be held at the NexGel, Inc.'s corporate headquarters located at 2150 Cabot Blvd West, Suite B, Langhorne, Pennsylvania 19047 on July 10, 2026 at 10:00 a.m. Eastern Time, and at any adjournments, postponements or recesses thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the 2026 Annual Meeting (receipt of which is hereby acknowledged).

THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR APPROVAL ON PROPOSALS 1, 2, 3, 4, 5, 6 AND 7.

Continued and to be signed on reverse side